                                                                   EXHIBIT 10.2


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                            LENNOX INTERNATIONAL INC.





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                             NOTE PURCHASE AGREEMENT



                          Dated as of December 1, 1993



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                     6.73% Senior Promissory Notes due 2008





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                                                 TABLE OF CONTENTS
                                                 -----------------


                                                                                                               Page
                                                                                                               ----

SECTION 1.        PURCHASE OF NOTES.............................................................................  1

         1.1.     Authorization.................................................................................  1
         1.2.     Purchase and Sale of Notes; the Closing.......................................................  2
         1.3.     Investment Representation.....................................................................  2
         1.4.     Source of Funds...............................................................................  2

SECTION 2.        REPRESENTATIONS OF THE COMPANY................................................................  3

         2.1.     Organization and Authority of the Company.....................................................  3
         2.2.     Disclosure....................................................................................  3
         2.3.     Incorporation, Good Standing and Ownership of Shares of
                  Subsidiaries..................................................................................  3
         2.4.     Financial Statements..........................................................................  4
         2.5.     Compliance with Other Instruments of the Company; No Dividend
                  Restriction...................................................................................  5
         2.6.     Governmental Authorizations, etc..............................................................  5
         2.7.     Litigation; Observance of Statutes, Regulations and Orders....................................  6
         2.8.     Taxes.........................................................................................  6
         2.9.     Title to Property.............................................................................  7
         2.10.    Licenses, Permits, etc........................................................................  7
         2.11.    Compliance with ERISA.........................................................................  7
         2.12.    Private Offering by the Company...............................................................  8
         2.13.    Solvency......................................................................................  8
         2.14.    Use of Proceeds; Margin Regulations...........................................................  8
         2.15.    Existing Debt.................................................................................  9
         2.16.    Existing Investments..........................................................................  9
         2.17.    Foreign Assets Control Regulations, etc.......................................................  9
         2.18.    Status Under Certain Statutes................................................................. 10
         2.19.    Environmental Matters......................................................................... 10

SECTION 3.        CONDITIONS OF CLOSING......................................................................... 10

         3.1.     Proceedings Satisfactory...................................................................... 10
         3.2.     Opinions of Counsel........................................................................... 10
         3.3.     Representations True, etc.; Officers' Certificate............................................. 10
         3.4.     Legality...................................................................................... 11
         3.5.     Absence of Certain Events..................................................................... 11
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


         3.6.     Other Agreements, etc......................................................................... 11
         3.7.     Private Placement Number...................................................................... 11
         3.8.     Fees Payable at Closing....................................................................... 11
         3.9.     Delivery of Letter Agreement.................................................................. 12

SECTION 4.        PREPAYMENT, PAYMENT AND PURCHASE OF THE NOTES................................................. 12

         4.1.     Mandatory Prepayments of the Notes; Payment at Maturity....................................... 12
         4.2.     Optional Prepayment of the Notes.............................................................. 12
         4.3.     Special Purchase of Notes..................................................................... 13
         4.4.     Notice of Prepayment.......................................................................... 13
         4.5.     Allocation of Prepayments..................................................................... 13
         4.6.     Surrender of Notes............................................................................ 13
         4.7.     Purchase of Notes............................................................................. 13
         4.8.     Maturity...................................................................................... 13

SECTION 5.        FINANCIAL STATEMENTS AND INFORMATION.......................................................... 13

SECTION 6.        INSPECTION OF PROPERTIES AND BOOKS............................................................ 18

SECTION 7.        COVENANTS..................................................................................... 19

         7.1.     Payment of Principal, Special Premium and Interest; Maintenance of Books
                  and Reserves.................................................................................. 19
         7.2.     Payment of Taxes; Corporate Existence; Maintenance of Properties;
                  Compliance with Laws.......................................................................... 20
         7.3.     Insurance..................................................................................... 20
         7.4.     Debt.......................................................................................... 21
         7.5.     Liens......................................................................................... 22
         7.6.     Dividends and Other Restricted Payments; Restricted Investments............................... 23
         7.7.     Sales and Leasebacks.......................................................................... 25
         7.8.     Maintenance of Certain Financial Conditions................................................... 25
         7.9.     Subsidiary Stock and Debt..................................................................... 25
         7.10.    Consolidation, Merger or Disposition of Assets................................................ 26
         7.11.    Issuance of Stock............................................................................. 28
         7.12.    Purchase of Notes Upon Change of Control...................................................... 28
         7.13.    Transactions with Affiliates.................................................................. 30
         7.14.    Change in Business............................................................................ 30
         7.15.    Environmental Matters......................................................................... 30
         7.16.    Limitation on Dividend Restrictions, etc...................................................... 30
         7.17.    Most Favored Lender's Status.................................................................. 30

SECTION 8.        DEFINITIONS................................................................................... 31
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


         8.1.     Definitions................................................................................... 31
         8.2.     Accounting Terms.............................................................................. 42

SECTION 9.        EVENTS OF DEFAULT; REMEDIES................................................................... 43

         9.1.     Events of Default Defined; Acceleration of Maturity........................................... 43
         9.2.     Suits for Enforcement......................................................................... 46
         9.3.     Remedies Cumulative........................................................................... 46
         9.4.     Remedies Not Waived........................................................................... 46

SECTION 10.  REGISTRATION, TRANSFER AND EXCHANGE OF NOTES....................................................... 46

SECTION 11.  LOST, ETC. NOTES................................................................................... 47

SECTION 12.  AMENDMENT AND WAIVER............................................................................... 47

SECTION 13.  HOME OFFICE PAYMENT................................................................................ 48

SECTION 14.  LIABILITIES OF THE HOLDERS......................................................................... 49

SECTION 15.  TAXES.............................................................................................. 49

SECTION 16.  MISCELLANEOUS...................................................................................... 49

         16.1.    Expenses...................................................................................... 49
         16.2.    Reliance on and Survival of Representations................................................... 50
         16.3.    Successors and Assigns........................................................................ 50
         16.4.    Notices....................................................................................... 50
         16.5.    Substitution of Your Wholly-Owned Subsidiary.................................................. 50
         16.6.    Law Governing................................................................................. 51
         16.7.    Headings...................................................................................... 51
         16.8.    Entire Agreement.............................................................................. 51
         16.9.    Counterparts.................................................................................. 51
         16.10.   Maximum Interest Payable...................................................................... 51
         16.11.   Interpretation of Disclosures................................................................. 52
         16.12.   Notice to Transferees......................................................................... 52
         16.13.   Consent to Jurisdiction; Service of Process................................................... 52
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SCHEDULE I  --    Names and Addresses of Purchasers

EXHIBIT A  --     Form of Notes
EXHIBIT B  --     Subsidiaries
EXHIBIT C  --     Debt
EXHIBIT D  --     Investments
EXHIBIT E  --     Form of Opinion of Company's Counsel
EXHIBIT F  --     Form of Subordination Provisions
EXHIBIT G  --     Letter Agreement






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                            LENNOX INTERNATIONAL INC.
                            2100 Lake Park Boulevard
                             Richardson, Texas 75080


                             NOTE PURCHASE AGREEMENT


                                                         as of December 1, 1993

To the Noteholder Identified
  on the Signature Page at
  the End of this Agreement:

Ladies and Gentlemen:

                  LENNOX INTERNATIONAL INC., a Delaware corporation (together with any successor or transferee which becomes such in the manner specified in
Section 7.10, the "Company"), hereby agrees with you as follows:

         SECTION 1. PURCHASE OF NOTES.

                  1.1. Authorization. The Company has duly authorized an issue of its 6.73% promissory notes due December 1, 2008 in the aggregate principal amount of $100,000,000, each such Note to be substantially in the form of Exhibit A. As used herein, the term "Notes" shall include all notes originally issued pursuant to this Agreement and all Other Agreements referred to below and all notes delivered in substitution or exchange for any of said notes and, where applicable, shall include the singular number as well as the plural. The term
"Note" shall mean one of the Notes. Each Note is to (a) bear interest from the date thereof on the unpaid principal amount thereof at the rate of 6.73% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year, commencing June 1, 1994, and with interest (so computed) on any overdue principal (including any overdue prepayment of principal) and the Special Premium and (to the extent permitted by applicable law) on any overdue interest at the rate of 8.73% per annum until paid, payable semiannually as aforesaid or, at the option of the registered holder thereof, on demand and (b) mature and be due and payable as to the entire remaining unpaid principal amount thereof on December 1, 2008.

                  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in Section 8. Unless otherwise specified, any reference in this Agreement to a particular section or other subdivision, or a particular schedule or exhibit, shall be considered a reference to that section or other subdivision of, or to that schedule or exhibit to, this Agreement.

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                  1.2. Purchase and Sale of Notes; the Closing. The Company
shall issue and sell to you and, subject to the terms and conditions hereof, you shall purchase from the Company, Notes in the aggregate principal amount set forth opposite your name on Schedule I hereto, at a price equal to 100% of the principal amount thereof. The closing of the purchase of the Notes shall be held commencing at 9:00 A.M., Dallas time, on December 1, 1993 (the "Closing Date"), at the offices of Baker & Botts, L.L.P., located at 2001 Ross Avenue, Dallas,
Texas. On the Closing Date the Company will deliver to you the Notes to be purchased by you in the form of a single Note in the principal amount shown opposite your name on Schedule I (or such greater number of Notes aggregating such principal amount as you may request), dated the Closing Date and registered in your name (or the name of your nominee) against delivery by you to the
Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer to the Company's account number 849820 at The Northern Trust Company (ABA #071000152). If on the Closing Date the
Company shall fail to tender such Notes to you as provided in this Section 1.2, or any of the conditions specified in Section 3 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or nonfulfillment.

                  The Company represents and warrants that contemporaneously herewith it is entering into eight separate Note Purchase Agreements (the "Other
Agreements") identical with this Agreement (except for the signature of the holder at the end thereof) with the other institutional purchasers (the "Other
Purchasers") named in Schedule I, providing for the issue and sale to the Other
Purchasers of the aggregate principal amount of Notes shown opposite their names on said Schedule I. This Agreement and the Other Agreements are to be separate agreements and the purchase of the Notes by you and the Other Purchasers are to be separate and several purchases. This Agreement and the Other Agreements are herein sometimes collectively referred to as the "Agreements".

                  1.3. Investment Representation. You represent to the Company that on the Closing Date you will acquire the Notes being purchased by you for your own account, or for a separate account managed by you, for investment and not with a view to the distribution or sale of the Notes, subject, however, to any requirement of law that the disposition of your property be at all times within your control and without prejudice to your right to sell or otherwise dispose of all or any part of the Notes held by you pursuant to an effective registration under the Securities Act or under an exemption from such registration available under the Securities Act.

                  1.4. Source of Funds. You represent to the Company that no part of the funds to be used by you to pay the purchase price of the Notes to be purchased by you hereunder constitutes assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust), other than employee benefit plans identified on a letter, if any, that has been furnished by you to the Company, has any interest and that all such funds constitute funds allocated to general accounts maintained by you. As used in this Section

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1.4, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to them in Section 3 of ERISA.

         SECTION 2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to you that:

                  2.1. Organization and Authority of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Agreements and the Notes and to perform the provisions hereof and thereof. The Company has, by all necessary corporate action (no action of shareholders of the Company being required by law, by its charter or by-laws, or otherwise), duly authorized the execution and delivery of this Agreement, the Other Agreements and the Notes and the performance of its obligations under this Agreement and the Notes. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification and in which the failure so to qualify would materially affect adversely the business, operations or properties of the Company, or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Notes.

                  2.2. Disclosure. The Company has caused to be delivered to you an Offering Memorandum with respect to the Notes, dated October, 1993, prepared on behalf of the Company by Dillon, Read & Co. Inc. (the "Memorandum"). The
Memorandum contains a complete summary description of the business and properties of the Company and the conduct of its operations. Neither this Agreement, the Memorandum, the financial statements referred to in Section 2.4 nor any other document, instrument or certificate delivered to you by or on behalf of the Company in connection with the transactions contemplated by the Agreements contains any untrue statement of a material fact, or omits to state any fact necessary to make the statements contained herein or therein (taken as a whole) not misleading. The Company does not know of any fact (other than matters of a general economic nature) which materially affects adversely or, so far as the Company can reasonably now foresee, will materially affect adversely, the business, operations or properties of the Company, or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Notes.

                  2.3. Incorporation, Good Standing and Ownership of Shares of
Subsidiaries. Annexed hereto as Exhibit B is a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its incorporation, the jurisdictions in which substantial operating assets are located and the percentage of shares of each class outstanding owned by the Company and each other Subsidiary and specifying whether such Subsidiary is designated a Restricted Subsidiary. All of the outstanding shares of

                                       -3-



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each of said Subsidiaries shown in Exhibit B as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company or another Subsidiary free and clear of any Lien. No Subsidiary owns any shares of the Company. Each
Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification and in which the failure so to qualify would materially affect adversely the business, operations or properties of the Company or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Notes. Each Subsidiary has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
There are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company or any Subsidiary of any shares of capital stock of any such Subsidiary.

         2.4. Financial Statements. The Company has delivered to you copies of

                  (a) the audited balance sheets of the Company and its Subsidiaries as at December 31 in each of the years 1988, 1989, 1990, 1991 and 1992 and the related statements of income, stockholders' equity and cash flows for the annual periods ended December 31, 1989, 1990, 1991 and 1992, accompanied by the reports thereon by Coopers &
         Lybrand, independent certified public accountants of the Company;

                  (b) the unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at March 31, June 30 and September 30, 1993 and the related unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows for the quarters then ended; and

                  (c)  the Company's Long-Term Debt Repayment Schedule (Present
         Debt) as of December 1, 1993.

                  All the above-mentioned financial statements (including in each case the related schedules and notes) are correct and complete and fairly present the financial position of the Company as of the respective dates of said balance sheets and the results of its operations for the respective periods covered by said statements of income, stockholders' equity and cash flows
(subject, in the case of the unaudited financial statements, to year-end adjustments) and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There are no material liabilities, contingent or otherwise, of the Company or any Subsidiary (of any type required by GAAP to be reflected in a consolidated balance sheet of the Company and its Subsidiaries or the footnotes thereto) as

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of December 31, 1992 not reflected in the consolidated balance sheet of the
Company and its Subsidiaries as of said date described in paragraph (a) of this
Section 2.4 (or the footnotes thereto). Since December 31, 1992 there have been no changes in the assets, liabilities or financial position of the Company from that set forth in the audited balance sheets of the Company as of said date, other than (i) expenses of approximately $9,200,000 after taxes accrued in connection with the consolidation of the Columbus Plant into the Marshalltown
Plant, (ii) approximately $12,001,000 accrued as a result of the after-tax charge in fiscal year 1993 to net income of the Company and its Restricted
Subsidiaries on a consolidated basis upon adoption of Financial Accounting
Standards Board Statement No. 106 and (iii) changes in the ordinary course of business which have not, either individually or in the aggregate, been materially adverse to the Company.

                  2.5. Compliance with Other Instruments of the Company; No
Dividend Restriction. The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of the Agreements and the Notes will not result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under any indenture, mortgage, deed of trust, license, bank loan or credit agreement, lease, corporate charter, by-law, or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is or may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Company. Neither the Company nor any Subsidiary is a party to or bound by any instrument or agreement which contains any restriction on the incurrence by the Company of any Debt other than (i) the Agreements, (ii) the Agreements of Assumption and Restatement dated as of December 1, 1991 shown on Exhibit C and
(iii) the Revolving Credit Agreement dated as of December 4, 1991, among the
Company, the banks named therein and The Northern Trust Company, as agent, under each of which the Company is permitted to maintain outstanding the Debt evidenced by the Notes. No Restricted Subsidiary is bound by or subject to any contract or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

                  2.6. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental
Body or any other Person (including any trustee or holder of any indebtedness, obligation or other securities of the Company or any of its Subsidiaries) is required for the validity of the execution and delivery or for the performance by the Company of the Agreements or the Notes or the discharge by the Company of its obligations under the Agreements and the Notes.

                  2.7. Litigation; Observance of Statutes, Regulations and
Orders. There are no actions, suits or proceedings (including, without limitation, actions, suits or proceedings under any statute or other law relating to environmental protection or occupational health and safety practices) pending or, to the knowledge of the Company, threatened against or affecting

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



the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Body (except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Company or any Subsidiary which (a) do not question the validity or legality of this Agreement or the Notes or any action taken or to be taken pursuant hereto or thereto and
(b) in the aggregate, if adversely determined, would not materially affect adversely the business, operations or properties of the Company, or of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform the Agreements or discharge its obligations on the Notes). Neither the Company nor any Subsidiary is in default under any Order of any court, arbitrator or Governmental Body which default could have a materially adverse effect on the Company or on the Company and its Subsidiaries taken as a whole;
and neither the Company nor any Subsidiary is subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade or unfair competition, or environmental protection or occupational health and safety practices, or similar matters.

                  As used in this Agreement, the term "Governmental Body" includes any Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and the term "Order" includes any order, writ, injunction, decree, judgment, award, determination, direction or demand.

                  2.8. Taxes. The Company and its Subsidiaries have filed all Federal tax returns required to have been filed by them and all tax returns which are required to have been filed in each jurisdiction in which they are qualified to do business, as aforesaid, and have paid all taxes shown to be due and payable on such returns and all other material taxes and assessments payable by them, to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate. The Company does not know of any proposed material tax assessment against the Company or any Subsidiary, and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company and its Subsidiaries. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service (or the applicable statute of limitations has run) and such liabilities have been paid for all fiscal years up to and including the fiscal year ended December 31, 1987.

                  2.9. Title to Property. The Company and its Restricted
Subsidiaries have good title to their respective real properties and other properties as reflected in the most recent audited consolidated balance sheet of the Company and its Subsidiaries referred to in Section 2.4(a) or purported to have been acquired by the Company or such Restricted Subsidiary after said date, except as sold or otherwise disposed of in the ordinary course of business, subject to no title defects which would not be acceptable in accordance with good business practice to

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



similar companies engaged in a similar business. Except as permitted by Section
7.5, all properties of the Company and each Restricted Subsidiary are free and clear of all Liens.

                  2.10. Licenses, Permits, etc. The Company and its Subsidiaries possess all licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct their respective businesses substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

                  2.11. Compliance with ERISA. No employee benefit plan established or maintained by the Company or by any Commonly Controlled Entity or to which the Company or any Commonly Controlled Entity is required to make contributions, which is subject to Part 3 of Subtitle B of Title 1 of ERISA, or
Section 412 of the Code, had, as of the last day of the most recent fiscal year of such plan heretofore ended, an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code). Except as set forth in the audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 1992 referred to in Section
2.4(a), the present value of all accrued benefits under each such employee benefit plan (based on those assumptions used to fund such plan, which assumptions are reasonable) did not, as of such date exceed the then current value of the assets of such plan allocable to such benefits. The amount by which the aggregate vested benefit obligations for the qualified pension plans of the Company and its Subsidiaries, determined as of the end of the fiscal year ended
December 31, 1992, exceed the aggregate fair value of the assets of such plans determined as of the end of such fiscal year, is less than $3,000,000. No liability to the Pension Benefit Guaranty Corporation (other than required insurance premiums, all of which, to the extent due and payable, have been paid) has been incurred with respect to any such plan and there has not been any reportable event within the meaning of ERISA, or any other event or condition, which presents a material risk of termination of any such plan by the Pension
Benefit Guaranty Corporation. To the knowledge of the Company after reasonable investigation, neither the Department of Labor, the Internal Revenue Service nor any other Governmental Body has determined that any such plan or any trust created thereunder, or any trustee or administrator thereof, has engaged in a "prohibited transaction" (as defined in Section 4975 of the Code) with respect to any such plan that could subject any such plan, trust, trustee, administrator, the Company or any Commonly Controlled Entity to any material tax or penalty on prohibited transactions imposed under said Section 4975 or Section
502(i) of ERISA, and the Company is not aware of any facts that would constitute such a prohibited transaction. Neither the execution, delivery or performance by the Company of the Agreements nor the issuance and sale by the Company of the Notes will involve any prohibited transaction (as so defined). The representation by the Company in the immediately preceding sentence is made in reliance upon and subject to the accuracy of your representation contained in
Section 1.4 and the representation by the Company in the immediately preceding sentence is expressly conditioned thereupon. Neither the Company nor any Commonly Controlled Entity is making or accruing, or has made or accrued, an obligation to make contributions to any Multiemployer Plan. For purposes hereof,
(i) "Commonly Con-





                                      -7-


trolled Entity" shall mean any trade or business, whether or not incorporated, which is under common control with the Company (within the meaning of Section 414(b) or (c) of the Code); and (ii) "Multiemployer Plan" shall mean a "multiemployer plan," as defined in Section 4001(a)(3) of ERISA.

                  2.12. Private Offering by the Company. Neither the Company nor Dillon, Read & Co. Inc. (the only Person authorized by the Company to act on its behalf in connection with the offer and sale of the Notes) has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and no more than fifty other institutional investors. Neither the Company nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Notes to Section 5 of the Securities Act. As used in this Section 2.12, the term "Notes" shall mean the Notes to be executed and delivered under the Agreements and any similar security or securities.

                  2.13. Solvency. The Company is, and upon giving effect to the issuance of the Notes will be, a "solvent institution," as said term is used in
Section 1405(c) of the New York Insurance Law, whose "obligations are not in default as to principal or interest," as said terms are used in said Section 1405(c).

                  2.14. Use of Proceeds; Margin Regulations. The Company will apply a portion of the proceeds of the sale of the Notes under the Agreements to the repayment of $47,900,000 of the principal amount of existing notes listed on Exhibit C as item one and will apply the remainder of the proceeds to general corporate purposes. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, by the Company or any Subsidiary for the purpose of purchasing or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207, as amended), or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Company or any Subsidiary in a violation of Regulation X of said Board (12 CFR 224, as amended) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220, as amended). The assets of the Company and its Subsidiaries do not consist to the extent of 25% or more of margin stock, and the Company has no present intention of acquiring margin stock to the extent of 25% or more of its assets, and in no event under any circumstances during the term of the Agreements will 25% or more of the assets of the Company and its Subsidiaries consist of margin stock. As used in this Section, the term "margin stock" shall have the meaning assigned to it in the aforesaid Regulation G.

                  2.15. Existing Debt. Annexed hereto as Exhibit C is a complete and correct list of all secured and unsecured Debt of the Company and its Restricted Subsidiaries (other than Debt of Restricted Subsidiaries to the Company) as of the date hereof, showing as to each item of such Debt the obligor, the aggregate principal amount outstanding on the date specified in Exhibit C, the final maturity date of such Debt, and a brief description of any security therefor. With respect to each item of Debt of the Company listed in Exhibit C, the Company has delivered to your special counsel named in Section 3.2 a true and complete copy of each instrument evidencing any such Debt in excess of $100,000 or pursuant to which any such Debt in excess of $100,000 was issued or secured (including each amendment, consent, waiver or similar instrument in respect thereof), as the same is in effect on the date hereof. Neither the Company nor any Subsidiary is in default in the performance or observance of any of the terms, covenants or conditions contained in any of said instruments and neither the Company nor any Restricted Subsidiary is in default with respect to any Debt listed in Exhibit C, and no event has occurred and is continuing which, with notice or the lapse of time or both, would become such a default.

                  2.16. Existing Investments. Annexed hereto as Exhibit D is a complete and correct list of Investments of the Company and its Restricted Subsidiaries as of the date specified in Exhibit D, other than Investments of the character specified in Subsection (a) of the definition of "Restricted Investment" set forth in Section 8.1.

                  2.17. Foreign Assets Control Regulations, etc. Neither the Company nor any of its Subsidiaries is a "national" of any foreign country designated in the Foreign Assets Control Regulations, the Transaction Control Regulations, the Foreign Funds Control Regulations, the Iranian Assets Control Regulations, the Cuban Assets Control Regulations, the Nicaraguan Trade Control Regulations or the Libyan Sanctions Regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended). None of the proceeds of the sale of the Notes under the Agreements will be used, directly or indirectly, for the purpose of engaging in any transaction which violates any of said Regulations or which violates the Foreign Funds Control Regulations or the Transaction Control Regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended), or any regulation or ruling issued thereunder.

                  2.18. Status Under Certain Statutes. The Company is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an investment company within the meaning of the Investment Company Act of 1940, as amended. The Company is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  2.19. Environmental Matters. (a) The Company and its Subsidiaries currently are in compliance with all applicable Environmental Laws except to the extent failure to comply has not had and will not have a material adverse effect on the Company or the Company and its Subsidiaries, taken as a whole.

                  (b) Neither the Company nor any Subsidiary has any knowledge of any events, conditions or circumstances that could reasonably be expected to give rise to any liability on the part of the Company or any Subsidiary based on or related to
(i) a violation of any Environmental Law or (ii) the presence on, in, under or above the Company Premises of any Hazardous Substance, other than any such liabilities referred to in this Subdivision (b) that will not have, either in any one case or in the aggregate, a material adverse effect on the Company or the Company and its Subsidiaries, taken as a whole.

         SECTION 3. CONDITIONS OF CLOSING. Your obligation to purchase and pay for the Notes to be purchased by you hereunder shall be subject to the conditions hereinafter set forth:

                  3.1. Proceedings Satisfactory. All proceedings taken in connection with the issuance of the Notes and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory to you and your special counsel, and you and your special counsel shall have received copies of such documents and papers, all in form and substance satisfactory to you and your special counsel, as you or they may reasonably request in connection therewith.

                  3.2. Opinions of Counsel. You shall have received opinions, each dated the Closing Date, addressed to you and satisfactory in form, scope and substance to you from (a) Anne W. Teeling, Esq., Assistant General Counsel for the Company, substantially in the form of Exhibit E and covering such other matters as you or your special counsel may reasonably request, and (b) Baker & Botts, L.L.P., your special counsel in connection with the transactions contemplated by this Agreement, covering such matters as you may reasonably request.

                  3.3. Representations True, etc.; Officers' Certificate. All representations and warranties of the Company contained in this Agreement or otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall (except as affected by the consummation of such transactions) be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed all agreements on its part required to be performed under the Agreements on or prior to the Closing Date; no Default or Event of Default shall have occurred and be continuing; since the date of the most recent audited balance sheets referred to in Section 2.4, neither the Company nor any Subsidiary shall have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any Person; and you shall have received a certificate signed by the Chief Executive Officer, a Vice President or the Treasurer of the Company and by the Secretary or an Assistant Secretary of the Company, dated the Closing Date, certifying to the effects specified in this Section.

                  3.4. Legality. On the Closing Date the Notes to be purchased by you hereunder shall be a legal investment for you under the laws of each jurisdiction to which you may be subject, without resort to any basket provision of said laws such as New York

Insurance Law Section 1405(a)(8), and you shall have received such certificates or other evidence as you may reasonably request demonstrating the legality of such investment under such laws.

                  3.5. Absence of Certain Events. There shall not have occurred any material adverse change in the assets, liabilities, business, operations, properties or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole, from that reflected in the most recent audited financial statements referred to in Section 2.4, copies of which shall have been delivered to you.

                  3.6. Other Agreements, etc. The Other Agreements shall have been duly entered into and, contemporaneously with the purchase of the Notes to be purchased by you at the Closing, the Other Purchasers shall have purchased the Notes to be purchased by them pursuant to the Other Agreements and the Company shall have received payment in full of the purchase price thereof.

                  3.7. Private Placement Number. The Notes shall have been assigned a private placement number by Standard and Poor's CUSIP Service Bureau.

                  3.8. Fees Payable at Closing. Your special counsel shall have received the legal fees and expenses required to be paid or reimbursed by the Company, as provided in Section 16.1, in connection with their preparation and review of the Agreements and documents and papers relating thereto and negotiations and other matters in connection therewith, and for which the Company shall have received invoices on or prior to the second Business Day preceding the Closing Date.

                  3.9. Delivery of Letter Agreement. You shall have received a copy of the Letter Agreement, as such term is defined in Section 8 of this Agreement, substantially in the form of Exhibit G hereto, executed by the Company and each Other Purchaser.

         SECTION 4. PREPAYMENT, PAYMENT AND PURCHASE OF THE NOTES.

                  4.1. Mandatory Prepayments of the Notes; Payment at Maturity. On December 1, 2000 and on each December 1 thereafter to and including December 1, 2007 (so long as any of the Notes shall be outstanding), the Company will prepay $11,111,000.00 in aggregate principal amount of the Notes (or, if less, the unpaid balance thereof). On December 1, 2008, the Company will in any event pay the entire remaining unpaid principal amount of the Notes together with all interest accrued thereon; provided, however, that if any Note or Notes (but less than all the Notes) shall be purchased pursuant to Section 7.12, then the aggregate principal amount of the Notes required to be prepaid on any December 1 thereafter pursuant to this Section 4.1 shall be reduced to that amount which bears the same relation to the amount of such prepayment specified to be made on such December 1 (or such lower amount to which such required prepayment shall have theretofore been reduced in accordance with this proviso) as the aggregate principal amount of the Notes outstanding immediately following said purchase pursuant to Section 7.12 bears to the aggregate principal amount of the Notes outstanding immediately prior to said purchase pursuant to Section 7.12. The Company covenants and agrees that it will, in the event of any reduction pursuant to the immediately preceding proviso, promptly after the purchase giving rise to such reduction, give to each holder of a Note or Notes written notice thereof, specifying in each such case the amounts of the respective mandatory prepayments due thereafter in respect of each Note held by such holder (giving effect to such reduction) and containing calculations demonstrating the method by which such reduction was effected. Each prepayment pursuant to this Section 4.1 shall be at 100% of the principal amount so to be prepaid, together with accrued interest thereon to the date of such prepayment, without the Special Premium.

                  4.2. Optional Prepayment of the Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may at any time or from time to time prepay the Notes in whole or in part in multiples of $100,000, in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment, plus a premium equal to the Special Premium. No prepayment of less than all the Notes pursuant to this
Section 4.2 shall relieve the Company of its obligation to make (nor shall it reduce the amount of) the prepayments of principal on the Notes required by
Section 4.1. Each partial prepayment made pursuant to this Section 4.2 shall be allocated as provided in Section 4.5.

                  4.3. Special Purchase of Notes. The Company shall be required to purchase Notes of each holder thereof which shall have replied affirmatively to an offer to purchase the same given as contemplated by Section 7.12, such purchase to be made at the price and on the date and otherwise as provided in
Section 7.12.

                  4.4. Notice of Prepayment. The Company shall call the Notes for prepayment pursuant to Section 4.2 by giving written notice thereof to each holder of an outstanding Note, which notice shall be given not less than 30 nor more than 60 days prior to the date fixed for such prepayment in such notice and shall specify the amount so to be prepaid and the date fixed for such prepayment. Each such notice of prepayment shall be accompanied by a certificate of an authorized financial officer of the Company stating the facts showing compliance with the provisions of Section 4.2. Upon the giving of notice of any prepayment as provided in this Section 4.4, the Company will prepay on the date therein fixed for prepayment the principal amount of the Notes so to be prepaid as specified in such notice, together with interest and the Special Premium, if any, as specified in Section 4.2.

                  4.5. Allocation of Prepayments. In the event of any prepayment pursuant to Section 4.1 or 4.2 of less than all of the outstanding Notes, the Company will allocate the principal amount so to be prepaid (but only in units of $1,000) among the Notes in proportion, as nearly as may be, to the respective principal amounts thereof not theretofore called for prepayment.

                  4.6. Surrender of Notes. Any Note paid or prepaid in full shall thereafter be surrendered to the Company upon its written request therefor and canceled and not reissued.

                  4.7. Purchase of Notes. The Company will not, and will not permit any Affiliate to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Notes except by way of payment, prepayment or purchase in accordance with the provisions of the Notes and the Agreements.

                  4.8. Maturity. In the case of each prepayment of Notes, whether required or optional, the principal amount of each Note to be prepaid shall become due and payable on the date fixed for such prepayment together with interest as specified in Section 4.1 or 4.2, as the case may be.

         SECTION 5. FINANCIAL STATEMENTS AND INFORMATION. The Company will furnish to you and to any of your Affiliates, so long as you or such Affiliate shall hold any of the Notes, and (upon request) to each other Qualified Institutional Holder of any Notes, in duplicate:

                  (a) as soon as available and in any event within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company,

                           (i) copies of a consolidated and consolidating
                  balance sheet of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries as of the end of such accounting period and of the related consolidated and consolidating statements of income and stockholder's equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail and stating, in the case of such consolidated statements, in comparative form the respective figures for the corresponding date and period in the previous fiscal year, and certified by the principal financial officer of the Company, in the case of such consolidated statements, as having been prepared in accordance with GAAP and as presenting fairly the information contained therein, subject to year-end and audit adjustments and, in the case of such consolidating statements, as being fairly stated in all material respects in relation to the consolidated financial statements for such period as a whole, subject to year-end and audit adjustments,

                           (ii) a written statement of such financial officer of
                  the Company setting forth computations in reasonable detail showing, as of the date of such balance sheet, (A) the ratio of Current Assets to Current Liabilities, (B) the amount of Net Worth and Total Capitalization, (C) the maximum amount of additional Debt and Restricted Debt which the Company could have incurred under Section 7.4 and the outstanding amount of Debt and Restricted Debt of the Company and each Restricted Subsidiary and (D) the amount available for Restricted Payments and Restricted Investments in compliance with Section 7.6, and

                           (iii) a written discussion and analysis by management
                  of the financial condition and results of operations of the line of business conducted by each material Restricted Subsidiary for such accounting period;

                  (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company,

                           (i) copies of a consolidated and consolidating
                  balance sheet of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries as of the end of such fiscal year and of the related consolidated and consolidating statements of income and stockholder's equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures as of the end of and for the previous fiscal year, accompanied, in the case of such consolidated statements, by an unqualified report thereon of independent certified public accountants of recognized national standing selected by the Company (which report shall contain a statement to the effect that such consolidated financial statements present fairly the financial position of the corporation or corporations being reported upon as at the dates indicated and the results of operations and cash flows of such corporation or corporations for the periods indicated and have been prepared in accordance with GAAP applied on a basis consistent with prior years (except for changes in application in which such accountants concur and which are noted in such financial statements) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards at the time in effect, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances) and, in the case of such consolidating statements, either certified by the principal financial officer of the Company as fairly stating, or accompanied by a report thereon by such accountants containing a statement to the effect that such consolidating financial statements fairly state, the financial position and the results of operations and cash flows of the corporations being reported on in all material respects in relation to the consolidated financial statements for the periods indicated as a whole,

                           (ii) a written statement of the principal financial
                  officer of the Company, setting forth computations in reasonable detail showing, as of the date of such balance sheet, (A) the ratio of Current Assets to Current Liabilities, (B) the amount of Net Worth and Total Capitalization, (C) the maximum amount of additional Debt and Restricted Debt which the Company could have incurred under
                  Section 7.4 and the outstanding amount of Debt and Restricted Debt of the Company and each Restricted Subsidiary, and (D) the amount available for Restricted Payments and Restricted Investments in compliance with Section 7.6, and

                           (iii) a written discussion and analysis by management
                  of the financial condition and results of operations of the line of business conducted by each material Restricted Subsidiary for such accounting period, and

                           (iv) a certificate of such accountants as shall
                  furnish a report pursuant to clause (i) of this Subsection (b) of this Section 5 stating that in making the audit necessary for such report, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof and the action the Company has taken or proposes to take with respect thereto;

                  (c) concurrently with the financial statements for each quarterly accounting period and for each fiscal year of the Company furnished pursuant to Subsections (a) and (b) of this Section,

                           (i) a certificate signed by the President or a Vice
                  President and by the Treasurer of the Company stating that, based upon such examination or investigation and review of the Agreements as in the opinion of the signers is necessary to enable the signers to express an informed opinion with respect thereto, to the best knowledge of said signers, the Company is not and has not during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto; provided that it shall not be necessary for any such certificate to be signed by more than one of the officers of the Company listed in this Subsection (c)(i) if the officer so signing shall have been approved for that purpose in writing by the holder or holders of not less than 66-2/3% in aggregate principal amount of all the Notes outstanding and Mr. Clyde Wyant, Executive Vice President, Chief Financial Officer and Treasurer of the Company is hereby approved by you for such purpose,

                           (ii) a written statement of the principal financial
                  officer of the Company setting forth computations showing in reasonable detail (A) the aggregate book value of property of the Company and its Restricted Subsidiaries subject to sale-leaseback transactions permitted by Section 7.7, and (B) the book value of assets of the Company and its Restricted Subsidiaries sold since the Closing Date and since the first day of such fiscal year, and

                           (iii) a written statement of the principal financial
                  officer of the Company that, to the best of his knowledge after due inquiry, except as otherwise disclosed in writing to you, there is no litigation (including derivative actions), arbitration proceeding or governmental proceeding pending to which the Company or any Subsidiary is a party, or with respect to the Company or any Subsidiary or their respective properties, which has a significant possibility of materially and adversely affecting the business, operations, properties or condition of the Company or of the Company and its Subsidiaries taken as a whole;

                  (d) promptly after the same are available and in any event within 15 days thereafter (if the Company or any Subsidiary shall have become registered under Section 12 of the Exchange Act) copies of all such proxy statements, financial statements and reports as the Company or such Subsidiary shall send or make available generally to any of its security holders and copies of all regular and periodic reports and of all registration statements (other than on Form S-8 or a similar form) which the Company or such Subsidiary may file with the Commission or with any securities exchange;

                  (e) within 15 days after the end of each fiscal month, a complete copy of any written agreement entered into by the Company during such fiscal month amending, modifying, waiving or supplementing any financial covenant set forth in an agreement or instrument evidencing Debt of the Company in an aggregate unpaid principal amount of $10,000,000 or more (together with a copy of the agreement or instrument so amended, modified, waived or supplemented if not previously furnished by the Company), provided, that if the Company shall be a party to any agreement providing a holder of Debt of the Company with greater rights with respect to delivery of amendments, modifications, waivers or supplements to agreements or instruments of the Company evidencing Debt than are provided to you above in this paragraph (e), the Company shall give prompt written notice of such fact to each holder of a Note, each such holder shall be entitled to the benefit of such greater rights and this Agreement shall be deemed modified to the extent required to provide such greater rights;

                  (f) promptly upon any officer of the Company (i) obtaining knowledge of any condition or event which constitutes a Default or an Event of Default, or becoming aware that the holder of any Note has given any written notice expressly asserting the occurrence of a Default or Event of Default, a statement by the principal financial officer of the Company specifying in reasonable detail the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, or (ii) becoming aware that the holder of any Note has taken any other action with respect to a claimed Default or Event of Default or that any holder of any Debt referred to in
         Section 9.1(d) has given any notice to the Company or any Restricted Subsidiary or taken any other action with respect to a claimed default under or in respect of any such Debt or with respect to the occurrence or existence of any event or condition of the type referred to in
         Section 9.1(e) or 9.1(f), a statement by the principal financial officer of the Company specifying in reasonable detail the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, provided, that if the Company shall be a party to any agreement providing a holder of Debt of the Company with greater rights with respect to notices of the events described above in this paragraph (f) than are provided to you above in this paragraph (f) or in Section 9.1(c) with respect to this paragraph
         (f), the Company shall give prompt written notice of such fact to each holder of a Note, each such holder shall be entitled to the benefit of such greater rights and this Agreement shall be deemed modified to the extent required to provide such greater rights;

                  (g) promptly upon entering into, assuming or otherwise becoming bound by or obligated under any agreement or instrument evidencing Debt of the Company or any Restricted Subsidiary (other than any agreement providing for automatic modification thereof in substantially the same form as Section 9.1(d) of this Agreement) which
         (i) provides that the holder of any such Debt may declare such Debt to be due and payable prior to the scheduled maturity thereof as a result of the occurrence of any default in the performance of any term or condition contained in the agreement or instrument evidencing any other Debt of the Company or any Restricted Subsidiary (regardless of whether such other Debt shall have been declared due and payable prior to the stated maturity thereof) or (ii) contains any Additional Covenants or Additional Defaults (as defined in Section 7.17), written notice to such effect, making reference in such notice to Section 9.1(d) or
         Section 7.17 of this Agreement, as the case may be; and

                  (h) such other information, including financial statements and computations relating to the performance of the provisions of this Agreement and the affairs of the Company, as may from time to time be reasonably requested by you or your Affiliates or a Qualified Institutional Holder.

                  The Company will keep at its principal executive office true copies of the Agreements (as from time to time in effect), and cause the same to be available for inspection at said office during normal business hours by any holder of a Note or any prospective purchaser of a Note designated by a holder thereof.

         SECTION 6. INSPECTION OF PROPERTIES AND BOOKS.

                  (a) So long as you or your nominee or any other Qualified Institutional Holder holds any of the Notes, your or such Qualified Institutional Holder's representatives shall have the right to visit and inspect any of the properties of the Company and its Restricted Subsidiaries in the presence of an officer of the Company, to examine the books of account and records of the Company and its Restricted Subsidiaries, to make copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with, and to be advised as to the same by, its officers and (in the presence of an officer of the Company) key employees, and its independent public accountants, all at such times and intervals as you or such other Qualified Institutional Holder may reasonably desire. The Company will likewise afford your and such Qualified Institutional Holder's representatives the opportunity to obtain any information, to the extent the Company or any Restricted Subsidiary possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of any of the representations and warranties made by the Company hereunder.

                  (b) You agree, and (by its acceptance of any Note) each other holder of Notes shall be deemed to have agreed, to use your best efforts to hold in confidence all information furnished pursuant to the Agreements and relating to the Company or any of its Subsidiaries which was designated in writing as "confidential" at the time the same was furnished, provided, however, that you or such other holder may disclose any information, irrespective of whether or not such information shall have been designated as "confidential", (i) to actual or prospective purchasers of the Notes or any participations therein, (ii) to prospective assignees pursuant to Section 16.3, (iii) pursuant to or in connection with any action, suit or proceeding by, or any statute, rule or regulation of, any Governmental Body, (iv) pursuant to any Order of any court, arbitrator or Governmental Body or as otherwise required by law, (v) to your auditors, to the extent required in the course of their audit, to your counsel or to the National Association of Insurance Commissioners or similar associations or authorities, or (vi) to the extent necessary in the enforcement of your rights hereunder and under the Notes during the continuance of a Default or Event of Default; and the Company, for itself and on behalf of its Subsidiaries, expressly consents to the disclosure of any such information to any of such Persons (and under any such circumstances) contemplated in this Section; provided, further, however, that any Person to whom any such information shall be disclosed pursuant to Clause (i) or (ii) of this Subsection shall agree with you or such other holder of Notes to likewise be bound by and subject to the provisions of this Section.

                  (c) Anything herein to the contrary notwithstanding, neither the Company nor any of its Subsidiaries shall have any obligations to disclose pursuant hereto any engineering, scientific, or other technical data without significance to your analysis of the financial position of the Company and its Subsidiaries.

         SECTION 7. COVENANTS. The Company covenants and agrees that from the date of the Agreements to the Closing Date and thereafter so long as any Note shall be outstanding:

                  7.1. Payment of Principal, Special Premium and Interest; Maintenance of Books and Reserves. The Company will duly and punctually pay the principal of, the Special Premium (if any) and interest on the Notes in accordance with the terms of the Notes and the Agreements. The Company will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

                  7.2. Payment of Taxes; Corporate Existence; Maintenance of Properties; Compliance with Laws. The Company will, and will cause each of its Subsidiaries to,

                  (a) subject to Section 7.10, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its licenses, rights (charter and statutory) and franchises to the extent the same are material and the termination thereof would be adverse to the Company, or to the Company and its Restricted Subsidiaries taken as a whole, or to the ability of the Company to perform the Agreements and discharge its obligations on the Notes; and the Company will maintain its principal office at a location in the United States of America where notices, presentations and demands in respect of this Agreement and the Notes may be made upon it and will notify, in writing, each holder of a Note of any change of location of such office and such office shall be maintained at 2100 Lake Park Boulevard, Richardson, Texas, 75080, until such time as the Company shall so notify the holders of the Notes of any such change;

                  (b) pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, when due, as well as all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (c) maintain and keep, or cause to be maintained and kept, all material properties used or useful in the business of the Company and its Subsidiaries in good repair, working order and condition, and from time to time make or cause to be made all repairs, renewals, replacements and improvements which are necessary in connection with the proper and advantageous conduct of such business; and

                  (d) use its best efforts to comply in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Body, in respect of the conduct of its business and the ownership of its properties (including, without limitation, applicable statutes, regulations and orders relating to equal employment opportunities), except such as are being contested in good faith by appropriate proceedings.

                  7.3. Insurance. The Company will insure and keep insured, and will cause each of its Subsidiaries to insure and keep insured, with financially sound and reputable insurers, so much of their respective properties, and such insurance shall be of such type and in such amounts (and with such deductibles), as similarly situated manufacturing companies in accordance with good business practice customarily insure properties of a similar character against loss by fire and from other causes. In addition, the Company will, and will cause each Subsidiary to, maintain public liability insurance with financially sound and reputable insurers or maintain a program of self-insurance covering claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operation of any automobiles, trucks or other vehicles, aircraft or other facilities or as a result of the use of products manufactured, constructed or sold by it or services rendered by it, in such amounts (and with such deductibles) as such insurance is usually maintained by companies engaged in a similar business and as is in accordance with good business practice, provided that the aggregate annual amount of such self-insurance maintained by the Company and its Subsidiaries shall not on any date exceed 5% of Net Worth as at the end of the most recently completed fiscal quarter.

                  7.4. Debt. The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, create, assume, incur, agree to purchase or repurchase or provide funds in respect of, or otherwise become or be directly or indirectly liable in respect of, by way of Guarantee or otherwise, any Debt, except that, subject in any event to the last paragraph of this Section 7.4:

                  (a) the Company may remain liable in respect of the Debt evidenced by the Notes;

                  (b) the Company and its Restricted Subsidiaries may remain liable in respect of the Debt described in Exhibit C, but may not extend, renew, refund or refinance any thereof except as otherwise permitted by another provision of this Section 7.4, provided that on the Closing Date $47,900,000 of the Debt described in item one of Exhibit C shall be repaid out of the proceeds of the Notes;

                  (c) any Restricted Subsidiary may become and remain liable in respect of unsecured Debt of such Restricted Subsidiary owing to the Company or a Wholly- owned Restricted Subsidiary, and the Company may become and remain liable in respect of Subordinated Debt owing to a Wholly-owned Restricted Subsidiary; and

                  (d) the Company and any Restricted Subsidiary may become and remain liable in respect of additional Debt if on the date (the "Incurrence Date") on which the

         Company or such Restricted Subsidiary proposes to incur any such Debt, and after giving effect to such incurrence and the substantially concurrent incurrence of any other Debt and to the substantially concurrent retirement of any other Debt and to the application of the proceeds of all such Debt, Total Debt shall not exceed 55% of Total Capitalization; provided, however, that nothing in this Section 7.4(d) shall permit the Company or any Restricted Subsidiary to incur any Restricted Debt on any Incurrence Date unless, after giving effect to any such incurrence and to the substantially concurrent incurrence of any other Restricted Debt and to the substantially concurrent retirement of any Restricted Debt and to the application of the proceeds of all such Restricted Debt, the Restricted Debt Amount shall not exceed 10% of Total Capitalization.

                  For all purposes of this Section 7.4, (i) any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Debt at the time it becomes a Restricted Subsidiary and (ii) in the event the Company or any Restricted Subsidiary shall extend, renew, refund or refinance any Debt, the Company or such Restricted Subsidiary shall be deemed to have incurred such Debt at the time of such extension, renewal, refunding or refinancing. The Company will not in any event incur or permit to exist any Debt of the Company to a Restricted Subsidiary other than Subordinated Debt owing to a Wholly-owned Restricted Subsidiary.

                  7.5. Liens. The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, create, assume, incur or suffer to be created, assumed or incurred or to exist any Lien in respect of any property of any character owned by the Company or any Restricted Subsidiary (whether such property is held on the date hereof or hereafter acquired), except, subject in any event to the last paragraph of this Section 7.5 and to Subsection (d) of Section 7.4:

                  (a)      Liens representing

                           (i) Liens for taxes or assessments or other
                  governmental charges or levies, either not yet due and payable or to the extent that nonpayment thereof shall be permitted by the proviso to Section 7.2(b),

                           (ii) Liens created by or resulting from any
                  litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings diligently pursued, and

                           (iii) other Liens consisting of minor title defects
                  affecting real property or which are otherwise incidental to the normal conduct of the business of the Company and its Restricted Subsidiaries or the ownership of their respective properties which do not secure Debt and which do not in the aggregate materially impair the use of such property in the operation of the business of the Company, or of the Company and its Restricted Subsidiaries taken as a whole, or materially impair the value of such property for the purposes of such business;

                  (b) Liens existing on the date of this Agreement specified in Exhibit C and securing the item or items of Debt indicated thereon; provided that the principal amount of the Debt secured by such Liens shall not be increased, or refinanced or refunded except as permitted under Section 7.4;

                  (c) Liens on assets of any Restricted Subsidiary securing Debt or other obligations of such Restricted Subsidiary owing to the Company or to a Wholly-owned Restricted Subsidiary; and

                  (d) Liens in addition to those permitted by the preceding clauses (a), (b) and (c) if, immediately after giving effect to the creation thereof, the Company shall be entitled to incur at least $1 of additional Debt constituting Restricted Debt under the proviso to
         Section 7.4(d).

                  For all purposes of this Section 7.5, any refunding or refinancing of any Lien by the Company or any Restricted Subsidiary shall be deemed to be an incurrence of such Lien at the time of such refunding or refinancing, and any Lien existing on any property or assets at the time it or the Person owning it is acquired by the Company or any Restricted Subsidiary shall be deemed to have been created at the time of such acquisition. In the event that any property or assets of the Company or any Restricted Subsidiary shall become or be subject to a Lien not permitted by the foregoing clauses (a) through (d) of this Section 7.5, the Company shall make or cause to be made effective provision satisfactory to the holders of the outstanding Notes whereby the Notes will be secured equally and ratably with all other obligations secured thereby, and in any event, the Notes shall have the benefit, to the full extent that (and with such priority as) the holders thereof may be entitled under applicable law, of an equitable Lien on such property or asset; provided, however, that any Lien created, assumed, incurred or suffered to exist in violation of this Section 7.5 shall constitute an Event of Default whether or not the Company shall have made effective provision to secure the Notes equally and ratably with any such other obligations or the holders of Notes shall be entitled to such equal and ratable security or any such equitable Lien.

                  7.6. Dividends and Other Restricted Payments; Restricted Investments. The Company will not directly or indirectly (i) declare or pay any dividend, or make any distribution, on the Company's shares of any class, other than dividends or distributions payable in common shares of the Company, or (ii) make any other Restricted Payment, and the Company will not make and will not permit any Restricted Subsidiary to make any Restricted Investment, unless, on the date of declaration in the case of any proposed dividend and on the date of payment or distribution in the case of any proposed Restricted Payment (including any dividend) or Restricted Investment (the "Computation Date"), and after giving effect thereto,

                  (a) the aggregate amount of all Restricted Payments made during the period (taken as one accounting period) commencing on January 1, 1991 and ending on and including the Computation Date (the "Computation Period"), and of all Restricted Investments made during the Computation Period and outstanding on the Computation Date, shall not exceed an amount equal to the sum of

                           (i) $45,000,000, plus

                           (ii) 85% of the aggregate amount of Consolidated Net
                  Income for each full fiscal year in the Computation Period for which Consolidated Net Income is positive, minus

                           (iii) 100% of the aggregate amount of Consolidated
                  Net Income for each full fiscal year in the Computation Period for which there is a deficit,

         plus 85% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for any period in the Computation Period not included in Clause
         (ii) or (iii) above;

                  (b) no Event of Default or Default shall have occurred and be continuing; and

                  (c) the Company shall be entitled to incur at least $1 of additional Debt under Section 7.4(d).

The Company will not declare any dividend (other than dividends payable solely in shares of its common stock) on any shares of any class of its stock which is payable more than 90 days after the date of declaration thereof. For purposes of this Section 7.6, Investments owned by any Person or for which it is obligated at the time it becomes a Restricted Subsidiary shall be deemed to be made at the time such Person becomes a Restricted Subsidiary.

                  Notwithstanding any other provision of this Section 7.6 to the contrary, the Company may, at any time or from time to time, reacquire up to an aggregate amount of $15,000,000 of shares of its common stock in transactions qualifying as distributions under Section 303 of the Code if but only if (i) such acquisitions are at prices not exceeding the fair market value of the shares so acquired, in each case as determined in good faith by a resolution of the Board, and (ii) no Event of Default or Default shall have occurred and be continuing. The amount of said dividends shall not be subject to the limitations of this Section 7.6 or included in any future computations pursuant to this
Section 7.6.

                  7.7. Sales and Leasebacks. The Company will not and will not permit any Restricted Subsidiary to, as part of the same transaction or series of related transactions, sell or otherwise transfer to any Person or Persons any item or items of property, whether now owned or hereafter acquired, having a book value in any one case or in the aggregate for all such property so transferred from and including the date hereof through the date of such transfer of $20,000,000 or more if the Company or such Restricted Subsidiary shall then or thereafter, as part of the same transaction or series of related transactions, rent or lease as lessee, or similarly acquire the right to possession or use of such property, or one or more properties which it intends to use for the same purpose or purposes as such property.

                  7.8. Maintenance of Certain Financial Conditions. The Company will not permit:

                  (a) Current Assets as at the end of any fiscal quarter of the Company to be less than 150% of Current Liabilities as at the end of such fiscal quarter;

                  (b) Net Worth as at the last day of any fiscal quarter of the Company to be less than the Minimum Amount for such fiscal quarter. For purposes of this Section 7.8(b), the "Minimum Amount" shall be (i) for the fiscal quarter ending December 31, 1991, $230,000,000, and (ii) for each fiscal quarter thereafter, the sum of the Minimum Amount for the immediately preceding fiscal quarter plus 15% (or 0% in the case of a deficit) of Consolidated Net Income for such immediately preceding fiscal quarter; or

                  (c) the aggregate vested benefit obligations for the qualified pension plans of the Company and its Subsidiaries, determined in each fiscal year by the Company's actuaries in the ordinary course of business, to exceed the aggregate fair value of the assets of such plans, also determined in each fiscal year by the Company's actuaries in the ordinary course of business, by more than $3,000,000.

For purposes of paragraph (c) of this Section 7.8, obligations and assets of pension plans of the Company and its Subsidiaries shall be determined as of the end of each fiscal year in accordance with Statement No. 87 of the Financial Accounting Standards Board.

                  7.9. Subsidiary Stock and Debt. The Company will not:

                  (a) directly or indirectly sell, assign, pledge or otherwise transfer or dispose of any Debt of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities
         of), any Restricted Subsidiary, except to a Wholly-owned Restricted Subsidiary and except as directors' qualifying shares if required by applicable law;

                  (b) permit any Restricted Subsidiary directly or indirectly to sell, assign, pledge or otherwise transfer or dispose of any Debt of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any other Restricted Subsidiary, except to the Company or a Wholly-owned Restricted Subsidiary and except as directors' qualifying shares if required by applicable law;

                  (c) permit any Restricted Subsidiary to have outstanding any shares of preferred stock other than shares of preferred stock which are owned by the Company or a Wholly-owned Restricted Subsidiary; or

                  (d) permit any Restricted Subsidiary directly or indirectly to issue or sell any shares of its stock or similar interests or other securities (or warrants, rights or options to acquire stock or similar interests or other securities) except to the Company or a Wholly-owned Restricted Subsidiary or as directors' qualifying shares if required by applicable law;

provided, however, that all stock or similar interests or other securities (or warrants, rights or options to acquire stock or similar interests or other securities) of any Restricted Subsidiary with annual sales for the immediately preceding fiscal year less than $50,000,000 may be simultaneously sold as an entirety for a cash consideration at least equal to the fair value thereof (as determined in good faith by a resolution of the Board) at the time of such sale, if (A) such Restricted Subsidiary being sold does not at the time own any Debt or stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of) the Company or of any other Restricted Subsidiary which is not also being simultaneously sold as an entirety as permitted by this Section 7.9 or Section 7.10, (B) the assets of such Restricted Subsidiary being sold represented by the equity interests to be so transferred are such that the sale of such assets would be permitted by Section 7.10 (in which case such transaction shall be considered and deemed a disposition of assets for the purposes of Section 7.10), and (C) immediately after the consummation of such transaction, (x) the Company shall then be permitted to incur $1.00 of additional Debt pursuant to Section 7.4(d), and (y) both prior to and immediately following such sale, no condition or event shall exist which constitutes a Default or an Event of Default.

                  7.10. Consolidation, Merger or Disposition of Assets. The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, consolidate or merge with, or sell, lease or otherwise dispose of any of its assets to, any Person, except, subject (to the extent hereinafter provided) to the last paragraph of this Section 7.10:

                  (a) the Company may consolidate or merge with any other corporation, provided that the Company shall be the continuing or surviving corporation and, after giving effect to any such consolidation or merger, no Change of Control shall have occurred;

                  (b) any Restricted Subsidiary may consolidate or merge with, and any Restricted Subsidiary may sell, lease or otherwise dispose of its assets to, the Company or a Wholly-owned Restricted Subsidiary;

                  (c) the Company may consolidate with or merge into, or sell, lease or otherwise dispose of its assets as an entirety or substantially as an entirety to, any solvent corporation, but only if

                           (i) such corporation (A) is duly organized and
                  validly existing in good standing under the laws of the United States of America or a State thereof and (B) expressly assumes, pursuant to a written agreement satisfactory in form, scope and substance to the holders of the Notes, the due and punctual payment of the principal of, the Special Premium (if any) and interest on the Notes according to their tenor, and the due and punctual performance and observance of the obligations of the Company under the Agreements and the Notes, an executed counterpart of which agreement shall have been furnished to each holder of a Note together with a favorable opinion of counsel satisfactory to each such holder covering such matters relating to such corporation, such assumption and such agreement as such holder may reasonably request, and

                           (ii) in the case of any such transaction which would
                  involve or result in a Change of Control, the Company shall have offered to purchase all Notes held by each holder thereof pursuant to Section 7.12 and, not later than the time of consummation of such transaction, shall have purchased, in compliance with Section 7.12, the full amount of all Notes of each holder thereof which shall have accepted such offer;

                  (d) the Company and any Restricted Subsidiary may sell, lease or otherwise dispose of any of its assets in the ordinary course of business;

                  (e) Industries may sell the Columbus Plant and the Fort Worth Plant, and Heatcraft may sell the Wilmington Plant, for a consideration at least equal to the fair market value thereof (as determined in good faith by the Board); and

                  (f) the Company and any Restricted Subsidiary may sell, lease or otherwise dispose of any of its assets (other than in the ordinary course of its business) for a consideration at least equal to the fair market value thereof (as determined in good faith by the Board) at the time of such sale, lease or other disposition, provided that the assets so sold, leased, or otherwise disposed of on any date, when taken together with all assets theretofore sold, leased, or otherwise disposed of by the Company and its Restricted Subsidiaries (including all deemed dispositions of assets pursuant to Section 7.9 and all assets sold in connection with sale-leaseback transactions permitted under Section 7.7), (i) during the fiscal year in which such date occurs, (A) shall not have contributed more than 15% of Consolidated Operating Income for the immediately preceding fiscal year and (B) shall not have a book value exceeding 15% of the book value of consolidated total assets of the Company and its Restricted Subsidiaries as at the end of the immediately preceding fiscal year, and (ii) during the period from and including the date hereof through the date of such disposition, shall not have a book value exceeding 30% of the book value of consolidated total assets of the Company and its Restricted Subsidiaries as at the end of the immediately preceding fiscal year.

                  Immediately after any consolidation, merger or other disposition under Subsection (a), (b), (c), (e) or (f) of this Section 7.10, (1) no Event of Default or Default shall have occurred and be continuing, and (2) the Company (which term, for the purpose of this sentence, shall not include the corporation that originally executed this Agreement if any other Person has become the Company pursuant to any assumption described in Subsection (c) of this Section 7.10) shall be entitled to incur at least $1 of additional Debt under Section 7.4(d). No disposition under Subsection (c) of this Section 7.10 shall release the corporation that originally executed this Agreement from its liability as obligor on the Notes.

                  7.11. Issuance of Stock. The Company will not (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) issue, sell or otherwise dispose of any shares of any class of its capital stock (other than directors' qualifying shares, if required by applicable law) if any Change of Control shall thereby occur, unless the Company shall have offered to purchase the Notes pursuant to Section 7.12.

                  7.12. Purchase of Notes Upon Change of Control. At least 15 Business Days (or, in the case of any transaction permitted by Section 7.10 or 7.11 resulting in a Change of Control, at least 45 days) and not more than 90 days prior to the occurrence of any Change of Control, the Company shall give written notice thereof to each holder of an outstanding Note in the manner and to the address specified for notices pursuant to this Section 7.12 for such holder in Schedule I or as otherwise specified by such holder in writing to the Company. Such notice shall contain (i) an offer by the Company to purchase, on the date of such Change of Control or, if such notice shall be delivered less than 35 days prior to the date of such Change of Control, on the date 35 days after the date of such notice (the "Purchase Date"), all Notes held by each such holder at a price equal to 100% of the principal amount thereof, together with interest accrued thereon to the Purchase Date, plus a premium equal to the Special Premium, (ii) the estimated respective amounts of accrued interest and the Special Premium payable to such holder in respect of such purchase, showing in each case in reasonable detail the calculation thereof and, with respect to the estimated Special Premium, the Reference Rate used in such calculation and
(iii) the Company's estimate of the date on which such Change of Control shall occur. Said offer shall be deemed to lapse as to any such holder which has not replied affirmatively thereto in writing within 35 days of the giving of such notice. As soon as practicable (and in any event at least 24 hours) prior to such Change of Control, the Company shall give written confirmation of the date thereof to each such holder which has affirmatively replied to the notice given pursuant to the first sentence of this Section 7.12. In the event that the Company shall purchase any Notes pursuant to this Section 7.12, the same shall thereafter be canceled and not reissued and shall not be deemed "outstanding" for any purpose of this Agreement.

                  For the purposes of this Section 7.12, a "Change of Control" shall be deemed to occur if any New Owner shall acquire beneficial ownership of shares in the Company having Voting Rights pertaining thereto which would allow such New Owner to elect more members of the Board than could be elected by the exercise of all Voting Rights pertaining to shares in the Company then owned beneficially by the Norris Family. As used in this Section 7.12:

                  (i) "Voting Rights" pertaining to shares of a corporation means the rights to cast votes for the election of directors of such corporation in ordinary circumstances (without consideration of voting rights which exist only in the event of contingencies).

                  (ii) "Norris Family" means all persons who are lineal descendants of D.W. Norris (by birth or adoption), all spouses of such descendants, all estates of such descendants or spouses which are in the course of administration, all trusts for the benefit of such descendants or spouses, and all corporations or other entities in which, directly or indirectly, such descendants or spouses (either alone or in conjunction with other such descendants or spouses) have the right, whether by ownership of stock or other equity interests or otherwise, to direct the management and policies of such corporations or other entities (each such person, spouse, estate, trust, corporation or entity being referred to herein as a "member" of the Norris Family). In addition, so long as any employee stock ownership plan exercises its Voting Rights in the same manner as members of the Norris Family (exclusive of employee stock ownership plans) who have a majority of the Voting Rights exercised by all such members of the Norris Family, such employee stock ownership plan shall be deemed a member of the Norris Family.

                  (iii) "New Owner" means any person (other than a member of the Norris Family), or any syndicate or group of persons (exclusive of all members of the Norris Family) which would be deemed a "person" for the purposes of Section 13(d) of the Exchange Act, who directly or indirectly acquires shares in the Company.

Notwithstanding anything in this Section 7.12 to the contrary, if an Event of Default exists following a Change of Control and the Notes are accelerated pursuant to the provisions of Section 9.1, the holders of the Notes shall be entitled to receive the Special Premium relating to such accelerated amount as provided in Section 9.1.

                  7.13. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to engage in any material transaction with an Affiliate on terms less favorable to the Company or such Restricted Subsidiary than would have been obtainable at the time from any Person which is not an Affiliate in arm's-length dealing provided, that the foregoing restrictions shall not apply to any transaction between the Company and a Wholly- owned Restricted Subsidiary or between a Wholly-owned Restricted Subsidiary and another Wholly-owned Restricted Subsidiary.

                  7.14. Change in Business. The Company will not either directly or by or through a Subsidiary make or permit any substantial change in the nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement except for such changes as are natural extensions of the heating, cooling, refrigeration, copper tube manufacturing and electronics businesses.

                  7.15. Environmental Matters. (a) The Company will and will cause each of its Subsidiaries to comply in all material respects with all applicable Environmental Laws if, individually or in the aggregate, failure to comply therewith could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company or the Company and its Subsidiaries, taken as a whole.

                  (b) The Company will not and will not permit any of its Subsidiaries to cause or allow any Hazardous Substance to be present at any time on, in, under or above any real property or any part thereof in which the Company or any Subsidiary has a direct interest (including without limitation ownership thereof or any arrangement for the lease, rental or other use thereof, or the retention of any mortgage or security interest therein or thereon), except in a manner and to an extent that is in compliance in all material respects with all applicable Environmental Laws or that will not have a material adverse effect on the financial condition or results of operations of the Company or the Company and its Subsidiaries, taken as a whole.

                  7.16. Limitation on Dividend Restrictions, etc. The Company will not permit any Restricted Subsidiary to enter into, adopt, create or otherwise be or become bound by or subject to any contract or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

                  7.17. Most Favored Lender's Status. The Company will not and will not permit any Restricted Subsidiary to enter into, assume or otherwise be bound or obligated under any agreement creating or evidencing Debt or any agreement executed and delivered in connection with any Debt containing one or more Additional Covenants or Additional Defaults (as defined below), unless prior written consent to such agreement shall have been obtained pursuant to
Section 12; provided, however, in the event the Company or any Restricted Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without the prior written consent of the holders of the Notes, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Company further covenants to promptly execute and deliver at its expense an amendment to this Agreement in form and substance satisfactory to the holders of at least 66-2/3% in aggregate unpaid principal amount of all Notes at the time outstanding evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 7.17, but shall merely be for the convenience of the parties hereto.

                  For purposes of this Agreement, (i) the term "Additional Covenant" shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Restricted Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (A) is similar to that of the covenants in Section 7 of this Agreement, or related definitions in Section 8 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of such other Debt (and such covenant or similar restriction shall be deemed an "Additional Covenant" only to the extent that it is more restrictive or more beneficial) or (B) is different from the subject matter of the covenants in
Section 7 of this Agreement, or related definitions in Section 8 of this Agreement; and (ii) the term "Additional Default" shall mean any provision which permits the holder of such Debt to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise require the Company or any Restricted Subsidiary to purchase such Debt prior to the stated maturity of such Debt and which either (A) is similar to the Defaults and Events of Default contained in Section 9.1 of this Agreement, or related definitions in
Section 8 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holder or holders of such other Debt (and such provision shall be deemed an "Additional Default" only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (B) is different from the subject matter of the Defaults and Events of Default contained in Section 9.1 of this Agreement, or related definitions in
Section 8 of this Agreement.

         SECTION 8. DEFINITIONS.

                  8.1. Definitions. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement and such terms shall include the singular as well as the plural:

                  "Affiliate" of any specified Person shall mean any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreements" shall have the meaning specified in Section 1.2.


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



                  "Board" shall mean (i) in the case of determinations of value under Section 7.10, the board of directors of the Restricted Subsidiary which owns the relevant assets and (ii) in all other cases, either the board of directors of the Company or any duly authorized committee of that board.

                  "Business Day" shall mean a day other than a Saturday or Sunday or a day on which banks are required or authorized to close in New York, New York, or Dallas, Texas.

                  "Capital Lease" shall mean any lease of property which in accordance with GAAP should be capitalized on the lessee's balance sheet; and "Capital Lease Obligation" shall mean the amount of the liability under a Capital Lease which is or should be so capitalized in accordance with GAAP.

                  "Change of Control" shall have the meaning specified in
Section 7.12.

                  "Closing Date" shall have the meaning specified in Section
1.2.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute thereto, together with the rules and regulations issued thereunder, in each case as in effect from time to time.

                  "Columbus Plant" shall mean the real and personal property of Industries located on Olentangy River Road in Columbus, Ohio.

                  "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the Federal Government administering the Securities Act.

                  "Commonly Controlled Entity" shall have the meaning specified in Section 2.11.

                  "Company" shall have the meaning specified in the introductory paragraph.

                  "Company Premises" shall mean real property in which the Company or any Person which has at any time been or hereafter becomes a Subsidiary of the Company at any time has or ever had any direct interest, including, without limitation, ownership thereof, or any arrangement for the lease, rental or other use thereof, or the retention or claim of any mortgage or security interest therein or thereon.

                  "Computation Date" shall have the meaning specified in Section 7.6.

                  "Computation Period" shall have the meaning specified in
Section 7.6.

                  "Consolidated Net Income" for any period shall mean the Net Income of the Company and its Restricted Subsidiaries for such period consolidated in accordance with GAAP.

                  "Consolidated Operating Income" for any period shall mean Consolidated Net Income for such period plus the net amount deducted during such period in determining the amount thereof in respect of interest expense (including the interest equivalent in respect of Capital Lease Obligations) and taxes imposed on or measured by income or excess profits.

                  "Current Assets" shall mean the current assets of the Company and its Restricted Subsidiaries determined in accordance with GAAP on a consolidated basis after eliminating all intercompany items.

                  "Current Liabilities" shall mean the current liabilities of the Company and its Restricted Subsidiaries determined in accordance with GAAP on a consolidated basis after eliminating all intercompany items and after excluding current liabilities consisting of current maturities of long-term debt.

                  "Debt" as applied to any Person (without duplication) shall mean all obligations of such Person for borrowed money (whether short or long-term and whether or not represented by bonds, debentures, notes, drafts or other similar instruments) and any notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, and in any event shall include (a) any obligation owed for all or any part of the purchase price of property or other assets or for the cost of the property or other assets constructed or of improvements, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (b) any obligation of another Person of a type described in clause (a), (c) or (d) of this definition which is secured by any Lien on or payable out of the proceeds of production from property owned or held by such Person, even though such Person has not assumed or become liable for the payment of such obligation, (c) any Capital Lease Obligation of such Person, (d) any Guarantee by such Person of or with respect to Debt of another Person, and (e) all preferred stock issued by such Person which is redeemable, or for which mandatory sinking fund payments are due, at any time on or before December 1, 2008. The Debt of the Company shall in any event include (without duplication) all Debt of the Company to a Subsidiary. The amount of Debt and assets of any Person shall not be affected by deposits, trust arrangements or similar arrangements which, in accordance with GAAP, extinguish debt for which such Person remains legally liable.

                  "Default" shall mean any default or other event which, with notice or the lapse of time or both, would constitute an Event of Default.

                  "Environmental Laws" shall mean any past, present or future Federal, state, local or foreign statutory or common law, or any regulation, code, plan, order, decree, judgment, permit, grant, franchise, concession, restriction, agreement or injunction issued, entered, promulgated or approved thereunder, relating to (a) the environment or human health or safety, including, without limitation, any law relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Substances.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Events of Default" shall have the meaning specified in
Section 9.1.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Fort Worth Plant" shall mean the real and personal property of Industries located at the corner of Airport Freeway and Maxine, Fort Worth, Texas.

                  "GAAP" shall mean generally accepted accounting principles as in effect at the time of application to the provisions hereof, provided that for all purposes of this Agreement it is understood and agreed that the Company shall account for its Unrestricted Subsidiaries on the equity method.

                  "Governmental Body" shall have the meaning specified in
Section 2.7.

                  "Guarantee" of or by any Person shall mean any guarantee or other contingent liability, direct or indirect, with respect to any Debt of another Person, through an agreement or otherwise, including, without limitation, (a) any endorsement (otherwise than for collection or deposit in the ordinary course of business) or discount with recourse or undertaking substantially equivalent to or having similar economic effect of a guarantee with respect to any such Debt, (b) any contingent obligations of such Person in respect of letters of credit, letter of credit facilities, bankers' acceptance facilities or similar credit facilities (excluding in any event obligations in respect of (1) trade or commercial letters of credit given in the ordinary course of business and (2) stand-by letters of credit given to support obligations other than Debt obligations) and (c) any agreement (1) to purchase, or to advance or supply funds for the payment or purchase of, any such Debt, (2) to purchase, sell or lease property, products, materials or supplies, or transportation or services, primarily for the purpose of enabling such other Person to pay the Debt or to ensure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials or supplies or transportation or services, or (3) to make any loan, advance, capital contribution or other investment in such other Person to assure a minimum equity, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other Person. The amount of any Guarantee shall (subject to any limitation contained therein) be equal to the outstanding principal amount of the Debt guaranteed.

                  "Hazardous Substance" shall mean any contaminant, pollutant or toxic or hazardous substance, and any substance that is defined or listed as a hazardous, toxic or dangerous substance under any Environmental Law or that is otherwise regulated or prohibited under any Environmental Law as a hazardous, toxic or dangerous substance.

                  "Heatcraft" shall mean Heatcraft Inc., a Mississippi corporation.

                  "Industries" shall mean Lennox Industries Inc., an Iowa corporation.

                  "Investment" shall mean any investment in any Person made by stock purchase, capital contribution, loan, advance or otherwise, provided that the amount of any such investment in any Person shall be computed in accordance with GAAP. Investments shall not on any date include notes receivable accepted by the Company or any Restricted Subsidiary in settlement of trade accounts receivable of non-Affiliates so long as the allowance for doubtful accounts of the Company and its Restricted Subsidiaries includes the excess, if any, of (a) the aggregate principal amount of all such notes on such date over (b) 5% of the sum of (i) the aggregate principal amount of all such notes plus (ii) all trade accounts receivable of the Company and its Restricted Subsidiaries on such date, before allowances for doubtful accounts.

                  "Letter Agreement" shall mean that certain letter agreement, dated as of December 1, 1993, among the Company, you and the Other Purchasers, substantially in the form of Exhibit G hereto.

                  "Lien" shall mean, as to any Person, any mortgage, lien, pledge, adverse claim, charge, other encumbrance in favor of any vendor, lessor, lender or other secured party in or on, or any interest or title of any such vendor, lessor, lender or other secured party under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement with respect to property owned by such Person which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any such financing statement.

                  "Marshalltown Plant" shall mean the real and personal property of Industries located on South 12th Avenue in Marshalltown,Iowa.

                  "Multiemployer Plan" shall have the meaning specified in
Section 2.11.

                  "Net Income" of any Person for any period shall mean the net income (or net loss) of such Person for such period, determined in accordance with GAAP, excluding

                  (a) the proceeds of any life insurance policy;

                  (b) any gain arising from (1) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of gains exceeds the aggregate amount of losses from the sale, abandonment or other disposition of assets (other than current assets),
         (2) any write-up of assets, or (3) the acquisition by such Person of its outstanding Debt securities;

                  (c) any amount representing the interest of such Person in the undistributed earnings of any other Person;

                  (d) any earnings of any other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary and any earnings, prior to the date of acquisition, of any other Person acquired in any other manner; and

                  (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person.

                  "Net Worth" shall mean, as of any date of determination thereof, the total stockholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis, provided that if the portion of total stockholders' equity attributable to Unrestricted Subsidiaries exceeds 15% of total stockholders' equity, Net Worth shall be reduced by the amount of such excess.

                  "New Owner" shall have the meaning specified in Section 7.12.

                  "Norris Family" shall have the meaning specified in Section 7.12.

                  "Note" or "Notes" shall have the meaning specified in Section 1.1.

                  "Note Register" shall have the meaning specified in Section
10.

                  "Order" shall have the meaning specified in Section 2.7.

                  "Other Agreements" shall have the meaning specified in Section 1.2.

                  "Other Purchasers" shall have the meaning specified in Section 1.2.

                  "outstanding" shall refer, when used with reference to the Notes as of a particular time, to all Notes theretofore issued as provided in the Agreements, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect of which replacement Notes have been issued, (ii) Notes theretofore paid in full, and (iii) Notes theretofore canceled by the Company; and except that, for the purpose of determining whether holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under the Agreements, Notes owned by the Company or any Affiliate thereof shall not be deemed to be outstanding.

                  "Person" shall include an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

                  "Purchase Date" shall have the meaning specified in Section 7.12.

                  "Qualified Institutional Holder" shall mean any holder which is an institutional investor (a) which holds at the time in question at least $3,000,000 in aggregate principal amount of Notes or any lesser principal amount thereof constituting at least 20% of the aggregate principal amount of Notes then outstanding or (b) which purchases from a holder 100% of the Notes held by such holder (after giving effect to any reduction in principal resulting from a prepayment of Notes).

                  "Restricted Debt" shall mean any of (i) Debt (including, without limitation, Capital Lease Obligations, purchase money obligations and industrial revenue bonds) of the Company or a Restricted Subsidiary which is secured by a Lien not otherwise permitted under clause (a), (b) or (c) of
Section 7.5; or (ii) Debt of a Restricted Subsidiary owing to any Person other than the Company or a Wholly-owned Restricted Subsidiary.

                  "Restricted Debt Amount" shall mean as of any date of determination, the sum (without duplication) of the aggregate principal amount outstanding of all Restricted Debt.

                  "Restricted Investment" shall mean any Investment by the Company or any Restricted Subsidiary other than

                  (a) any Investment in (1) a marketable obligation, maturing within two years after acquisition thereof, issued or guaranteed by the United States of America or an instrumentality or agency thereof, and entitled to the full faith and credit of the United States of America,
         (2) a demand deposit account with, or a certificate of deposit or other obligation, maturing within one year after acquisition thereof, either fully insured by the Federal Deposit Insurance Corporation (or any successor Federal agency) or issued by a national or State bank or trust company having capital, surplus and undivided profits of at least $250,000,000, and having (or being the wholly-owned subsidiary of a holding company having) a credit rating in respect of its short-term obligations of A-2 or higher from Standard & Poor's Corporation or P-2 or higher from Moody's Investors Service, Inc., (3) open market commercial paper, maturing within 270 days after acquisition thereof, having a credit rating of A-2 or higher from Standard & Poor's Corporation or P-2 or higher from Moody's Investors Service, Inc. and (4) a demand deposit account either fully insured by the Federal Deposit Insurance Corporation (or any successor Federal Agency) or with a national or State bank or trust company having capital, surplus and undivided profits of at least $100,000,000, if such demand deposit account is required to conduct operations of the Company or any Restricted Subsidiary in the same local area in which such bank or trust company is located and the aggregate amount of Investments in all such demand deposit accounts permitted by this clause (4) does not exceed 1% of Net Worth;

                  (b) any Investment existing on the date hereof, as set forth in Exhibit D hereto, including any extensions or renewals of any such Investment;

                  (c) any Investment hereafter acquired in exchange for, or out of the net cash proceeds from the substantially concurrent sale of, common shares of the Company;

                  (d) Investments in

                           (i) shares of adjustable rate or floating rate
                  preferred stock, variable rate notes or other Debt or equity issues of business corporations, or

                           (ii) Debt issues of municipalities,

         the issuers of which Investments described in this subsection (d) shall in any case have a credit rating in respect of their long-term obligations of A- or higher from Standard & Poor's Corporation or A3 or higher from Moody's Investors Service, Inc., provided (i) that the aggregate outstanding amount of Investments which shall at any time not constitute Restricted Investments pursuant to this Subsection (d) of the definition of Restricted Investments shall not exceed one-third of the then aggregate outstanding amount of all Investments of the Company and its Restricted Subsidiaries at such time (disregarding for this purpose Investments in Restricted Subsidiaries or joint ventures), and
         (ii) the aggregate outstanding amount of Investments issued by a single issuer which shall at any time not constitute Restricted Investments pursuant to this Subsection (d) shall not exceed $5,000,000; and

                  (e) any Investment by the Company or any Restricted Subsidiary in any Restricted Subsidiary or any Person which simultaneously therewith becomes a Restricted Subsidiary.

For the purposes of this definition, the outstanding amount of any Investment shall be the amount originally actually invested, net of any return of capital, and disregarding any appreciation or decline in value, or write-up, write-down or write-off, of the Investment concerned.

                  "Restricted Payment," in respect of the Company, shall mean

                  (a) the declaration of any dividend on, or the incurrence of any liability to make any other payment or distribution in respect of, shares of the Company of any class (other than one payable solely in its common shares); and

                  (b) any payment or distribution on account of the purchase, redemption or other retirement of any shares of the Company of any class, or of any warrant, option or other right to acquire such shares, or any other payment or distribution (other than pursuant to a dividend theretofore declared or liability theretofore incurred as specified in the foregoing Subsection (a)), made in respect thereof, either directly or indirectly except a purchase, redemption or other retirement of shares of the Company out of the net cash proceeds from the substantially concurrent sale of common shares of the Company.

The amount of any Restricted Payment in property shall be deemed to be the greater of its fair value (as determined by the Board) or its net book value.

                  "Restricted Subsidiary" shall mean any Subsidiary of the Company which (a) is listed as a Restricted Subsidiary on Exhibit B or (b) is organized under the laws of, and conducts substantially all of its business and maintains substantially all of its property and assets within, the continental United States of America or any State thereof. Once a Subsidiary is or becomes a Restricted Subsidiary it may not thereafter become an Unrestricted Subsidiary.

                  "Securities Act" shall mean the Securities Act of 1933, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Special Premium" shall mean, with respect to any principal amount of Notes being prepaid pursuant to Section 4.2, any purchase of the principal amount of Notes pursuant to Section 7.12 or any acceleration of the principal amount of any Note pursuant to Section 9.1 (such prepaid, purchased or accelerated principal amount being hereinafter referred to as the "Prepaid Principal"), as at any date of determination, an amount equal to the greater of
(i) zero and (ii) the excess of:

                  (A) the sum of the respective present values as of the date such Special Premium becomes due and payable of:

                           (1) each prepayment of principal (if any) required to
                  be made with respect to such Prepaid Principal pursuant to
                  Section 4.1 with respect to such Prepaid Principal during the Discount Period,

                           (2) the payment of principal balance required to be
                  made at final maturity with respect to such Prepaid Principal, and

                           (3) each payment of interest which would be required
                  to be paid during such Discount Period with respect to such Prepaid Principal from time to time outstanding,

         determined, in the case of each such required prepayment, principal payment at final maturity and interest payment, by discounting the amount thereof (on a semiannual basis) from the date fixed therefor back to the date of payment of such Special Premium at the Reference Rate (assuming for such purpose that all such payments and prepayments of principal and payments of interest with respect to such Prepaid Principal were made when due pursuant to the terms of the Agreements and the Notes, and that no other payment or prepayment with respect to such Prepaid Principal was made), over

                  (B) the amount of such Prepaid Principal.

For purposes of the foregoing definition of Special Premium, (1) "Discount Period" shall mean the period beginning on the date of such payment of Special Premium and ending on the stated final maturity of the Notes; and (2) "Reference Rate" shall mean a per annum rate determined by adding 0.50% to the annual yield implied for actively traded United States Treasury securities having a term to maturity equal to the Weighted Average Life to Maturity of the portion of the Notes being prepaid, purchased or accelerated as determined by reference to (i) the yields reported, as of 10:00 a.m. (New York City time) on the Business Day next preceding the date of such payment, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace "Page 678" on the Telerate Service), or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Federal Reserve Statistical Release H.15(519) ("Release H.15") published most recently prior to the third day preceding the date of such payment, or, if Release H.15 is no longer published, such annual yield as determined, at the Company's expense, by an independent investment banking firm acceptable to the Company and the holders of Notes; provided that, if there shall be no actual United States Treasury security having a term to maturity equal to such Weighted Average Life to Maturity of the Notes, the annual yield for a United States Treasury security deemed to have such a term to maturity shall be interpolated on a basis consistent with the annual yields of other United States Treasury securities as determined by reference to Release H.15, or (if Release H.15 is no longer published) as determined at the Company's expense by such an independent investment banking firm.

                  "Subordinated Debt" of any Person shall mean Debt of such Person which is expressly made subordinate and junior in right of payment to the Notes pursuant to terms contained in the instrument or agreement evidencing such Debt substantially in the form of Exhibit F.

                  "Subsidiary" shall mean any corporation of which the Company and/or one or more of its Subsidiaries own more than 50% of the outstanding stock having by its terms ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, and, except as otherwise expressly indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Company.

                  "this Agreement" shall mean this Note Purchase Agreement (together with the Schedules and Exhibits hereto), as from time to time amended, modified or supplemented in accordance with its terms.

                  "Total Capitalization" shall mean the sum of Net Worth and Total Debt.

                  "Total Debt" shall mean, as at any date of determination, the aggregate amount (without duplication) of Debt of the Company and its Restricted Subsidiaries outstanding on such date, consolidated in accordance with GAAP after eliminating all intercompany items. Total Debt of the Company shall not in any event include Subordinated Debt of the Company to a Wholly-owned Restricted Subsidiary or Debt of a Wholly-owned Restricted Subsidiary to the Company or to another Wholly-owned Restricted Subsidiary.

                  "Unrestricted Subsidiary" shall mean any Subsidiary other than a Restricted Subsidiary.

                  "Voting Rights" shall have the meaning specified in Section 7.12.

                  "Weighted Average Life to Maturity" as applied to any indebtedness at any date, shall mean the number of years (or portions of years) obtained by dividing (a) the then outstanding principal amount of such indebtedness into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the date on which such payment is to be made.

                  "Wholly-owned Restricted Subsidiary" shall mean any Restricted Subsidiary, all of the equity securities (or all of the equity securities other than directors' qualifying shares) of which are owned by the Company or another Wholly-owned Restricted Subsidiary.

                  "Wilmington Plant" shall mean the real and personal property of Heatcraft located at 602 Sunnyvale Drive, Wilmington, North Carolina.

                  8.2. Accounting Terms. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP. Any reference herein, or in any document delivered in connection herewith, to financial statements of the Company at a date prior to October 11, 1991 shall be deemed references to the financial statements of Lennox International Inc., an Iowa corporation.

                  (b) If any changes in accounting principles from those used in the preparation of the most recent audited historical financial statements delivered to you prior to the Closing Date are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Company with the agreement of its independent certified public accountants and such changes result or could result (for any present or future period) in a change in the method of calculation of any of the financial covenants, standards or terms in or relating to such covenants, the parties hereto agree to enter into discussions with a view to amending such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of the Company and its Subsidiaries shall be the same after such changes as if such changes had not been made, provided, that no change in GAAP that would affect or could affect (for any present or future period) the method of calculation of any of said financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Company and the holders of the Notes, to so reflect such change to GAAP.

         SECTION 9.        EVENTS OF DEFAULT; REMEDIES.

                  9.1. Events of Default Defined; Acceleration of Maturity. If any of the following events (herein called "Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or by operation of law or otherwise), that is to say:

                  (a) default shall be made in the due and punctual payment of all or any part of the principal of, or the Special Premium (if any) on, any Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, by notice of prepayment or otherwise;

                  (b) default shall be made in the due and punctual payment of any interest on any Note when and as such interest shall become due and payable, and such default shall have continued for a period of three Business Days;

                  (c) (i) default shall be made in the performance or observance of any covenant, agreement or condition contained in Section 5(f)(i), any of Sections 7.4 through (and including) Section 7.10, Section 7.12, or Section 7.16; or (ii) default shall be made in the performance or observance of any other covenant, agreement or condition contained in the Agreements or the Notes not specified in Section 9.1(a) or Section 9.1(b) or in the immediately preceding clause (i) of this Section 9.1(c) and such default shall have continued for a period of 30 days;

                  (d) any event shall occur or any condition shall exist in respect of any Debt of the Company or any Restricted Subsidiary (other than the Notes) in an aggregate unpaid principal amount of $1,000,000 or more, or under any agreement securing or relating to any of such Debt, the effect of which is to cause or to permit the acceleration of the maturity of such Debt, or any such Debt shall not have been paid at the final maturity date thereof (as renewed or extended if such Debt shall have been renewed or extended) (provided that the words "or to permit" contained in the foregoing wording of this Section 9.1(d) shall be omitted from this Section 9.1(d) and of no effect at any time that and so long as neither the Company nor any Restricted Subsidiary shall any longer be a party to any agreement (other than this Agreement, the Other Agreements and any other agreement providing for automatic modification thereof in substantially the same form as this Section 9.1(d)) providing that the holder of any Debt of the Company or any Restricted Subsidiary may declare such Debt to be due and payable prior to the scheduled maturity thereof as a result of the occurrence of any default in the performance of any term or condition contained in the agreement or instrument evidencing any other Debt of the Company or any Restricted Subsidiary and further providing for such declaration regardless of whether such other Debt shall have been declared due and payable prior to the stated maturity thereof);

                  (e) the Company or any Restricted Subsidiary shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (7) take any action under the laws of its jurisdiction of incorporation analogous to any of the foregoing, or (8) take any corporate action for the purpose of effecting any of the foregoing;

                  (f) a proceeding or case shall be commenced, without the application or consent of the Company or any Restricted Subsidiary in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (3) similar relief in respect of it, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 90 days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Company or any Restricted Subsidiary; or action under the laws of the jurisdiction of incorporation of the Company or any Restricted Subsidiary analogous to any of the foregoing shall be taken with respect to the Company or any Restricted Subsidiary and shall continue unstayed and in effect for any period of 90 consecutive days;

                  (g) final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company or any Restricted Subsidiary and the Company or any Restricted Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 60 days from the date of entry thereof and within said period of 60 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate U.S. $1,000,000 (or the equivalent amount of any other currency); or

                  (h) any representation or warranty made by the Company in this Agreement or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall prove to be false or incorrect or breached in any material respect on the date as of which made;

then (i) upon the occurrence of any Event of Default described in Subsection (e) or (f) with respect to the Company, the unpaid principal amount of all Notes, together with the interest accrued thereon which shall be deemed matured, shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or other requirements of any kind, all of which are hereby expressly waived by the Company, or (ii) during the continuance of any other Event of Default, the holder or holders of at least 66-2/3% of the unpaid principal amount of all of the Notes at the time outstanding may, by written notice to the Company, declare the unpaid principal amount of all Notes to be, and the same shall forthwith become due and payable, without further presentment, demand, protest, notice of intent to accelerate, or notice of actual acceleration, together with the interest accrued thereon which shall be deemed matured, plus (to the full extent permitted by applicable law) a premium equal to the Special Premium (determined with respect to such principal amount of Notes as of the date of such declaration), provided that, during the existence of an Event of Default described in Subsection (a) or (b) with respect to any Note, the holder of such Note may, by written notice to the Company, declare such Note to be, and the same shall forthwith become, due and payable, without further presentment, demand, protest, notice of intent to accelerate, or notice of actual acceleration, together with the interest accrued thereon which shall be deemed matured plus (to the full extent permitted by applicable law) a premium equal to the Special Premium determined as of the date of such declaration. If any holder of any Note shall exercise the option specified in the proviso to the preceding sentence, the Company will forthwith give written notice thereof to the holders of all other outstanding Notes and each such holder may (whether or not such notice is given or received), by written notice to the Company, declare the principal of all Notes held by it to be, and the same shall forthwith become, due and payable, without further presentment, demand, protest, notice of intent to accelerate, or notice of actual acceleration, together with the interest accrued thereon which shall be deemed matured.

                  The provisions of this Section 9.1 are subject, however, to the condition that if, at any time after any Note shall have so become due and payable and prior to the entry of any final judgment for the payment of any monies due on the Notes or pursuant to the Agreements, the Company shall pay all arrears of interest on the Notes and all payments on account of the principal of and the Special Premium (if any) on the Notes which shall have become due otherwise than by acceleration (with interest on such principal, the Special Premium (if any) and, to the extent permitted by law, on overdue payments of interest, at the rate specified in the Notes) and all Events of Default (other than nonpayment of principal of and accrued interest on Notes due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to
Section 12, then, and in every such case, the holder or holders of at least 80% in unpaid principal amount of all of the Notes at the time outstanding, by written notice to the Company, may rescind and annul any such acceleration and its consequences; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

                  9.2. Suits for Enforcement. If any Event of Default shall have occurred and be continuing, the holder of any Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Note may proceed to enforce the payment of all sums due upon such Note or to enforce any other legal or equitable right of the holder of such Note.

                  The Company covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including reasonable counsel fees.

                  9.3. Remedies Cumulative. No remedy herein conferred upon you or the holder of any Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  9.4. Remedies Not Waived. No course of dealing between the Company and you or the holder of any Note and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of any of your rights or the rights of any holder of such Note.

         SECTION 10. REGISTRATION, TRANSFER AND EXCHANGE OF NOTES. The Company will keep at its address for notices under Section 16.4 a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it will provide for the registration and registration of transfer of the Notes.

                  Whenever any Note or Notes shall be surrendered either at such address for notices of the Company or at the place of payment named in the Notes, for transfer or exchange, accompanied (if so required by the Company) by an appropriate written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing, the Company will execute and deliver in exchange therefor a Note or Notes, as may be requested by such holder, in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered. Any Note issued in exchange for any other Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Any transfer tax relating to such transaction shall be paid by the holder requesting the exchange.

                  The Company and any agent of the Company may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and the Special Premium (if any) and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue.

         SECTION 11. LOST, ETC. NOTES. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will deliver in lieu of such Note a Note in a like unpaid principal amount, dated as of the date to which interest has been paid thereon.

                  Notwithstanding the foregoing provisions of this Section, if any Note of which you or any other institutional holder having a net worth of at least $50,000,000 is the owner is lost, stolen or destroyed, then the affidavit of your or such holder's Treasurer or Assistant Treasurer (or other responsible officials), setting forth the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Company of a Note in lieu of such Note (or as a condition to the payment thereof, if due and payable) other than your or such holder's unsecured written agreement to indemnify the Company.

         SECTION 12.  AMENDMENT AND WAIVER.

                  (a) Any term, covenant, agreement or condition of the Agreements or of the Notes may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the holder or holders of at least 66-2/3% in aggregate unpaid principal amount of all Notes at the time outstanding, provided, however, that

                  (i) no such amendment or waiver shall

                           (A) reduce the rate or extend the time of payment of
                  interest on any of the Notes, without the consent of the holder of each Note so affected, or

                           (B) modify any of the provisions of the Agreements or
                  of the Notes with respect to the payment or prepayment thereof (including without limitation the definition of the term "Special Premium" and any other related definitions), or extend the scheduled maturity of the Notes, or reduce the percentage of holders of Notes required to approve any such amendment or effectuate any such waiver, without the consent of the holders of all the Notes then outstanding, and

                  (ii) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

                  (b) Any amendment or waiver pursuant to Subsection (a) of this
Section 12 shall (except as provided in Clause (a)(i)(A)) apply equally to all the holders of the Notes amended or waived and shall be binding upon them, upon each future holder of any Note and upon the Company, in each case whether or not a notation thereof shall have been placed on any Note.

                  (c) The Company will not agree in writing to any amendment, modification or waiver of any of the provisions of the Agreements or the Notes unless each holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the

Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, and will not permit any of its Subsidiaries or Affiliates to, offer or pay any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes in order to obtain such holder's consent to any amendment, modification or waiver of any term or provision of the Agreements, or the Notes or any annulment or rescission of acceleration pursuant to Section 9.1, unless such remuneration or inducement is concurrently paid on the same terms proportionately to each holder of Notes then outstanding regardless of whether or not such holder consents to such waiver, amendment, annulment or rescission.

         SECTION 13. HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Notes, so long as you or any nominee designated by you shall be the holder of any Note, the Company shall punctually pay all amounts which become due and payable on such Note to you by 11:00 a.m., New York City time, at your address and in the manner set forth in Schedule I hereto, or at such other place within the United States and in such other manner as you may designate by notice to the Company, without presentation or surrender of such Note. You agree that prior to the sale, transfer or other disposition of any such Note, you will make notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon, or surrender the same in exchange for a Note or Notes aggregating the same principal amount as the unpaid principal amount of the Note so surrendered. The Company shall enter into an agreement similar to that contained in the first sentence of this Section 13 with any other institutional investor (or nominee thereof) who shall hold any of the Notes and who shall make with the Company an agreement similar to that contained in the second sentence of this Section.

         SECTION 14. LIABILITIES OF THE HOLDERS. Neither this Agreement nor any disposition of any of the Notes shall be deemed to create any liability or obligation on your part or that of any other holder of any Note to enforce any provision hereof or of any of the Notes for the benefit or on behalf of any other Person who may be the holder of any Note.

         SECTION 15. TAXES. The Company will pay all taxes (including interest and penalties) which may be payable in respect of the execution and delivery of this Agreement or the execution and delivery (but not the transfer) of any of the Notes or of any amendment of, or waiver or consent under or with respect to, the Agreements or of any of the Notes and will save you and all subsequent holders of the Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section 15 shall survive the payment of the Notes.

         SECTION 16.  MISCELLANEOUS.

                  16.1. Expenses. Whether or not the transactions contemplated hereby are consummated, the Company shall: (a) pay the reasonable fees and disbursements of your special counsel and of any local counsel for any services rendered in connection with such transactions or in connection with any actual or proposed amendment, waiver or consent (whether or not the same becomes effective) with respect to this Agreement or the Notes, and all other reasonable expenses in connection therewith (including, without limitation, document production expenses and expenses incurred in connection with obtaining a private placement number from Standard and Poor's CUSIP Service Bureau); (b) reimburse you for your reasonable out-of-pocket expenses in connection with such transactions, amendments, waivers or consents (whether or not the same becomes effective), and any items of the character referred to in clause (a) which shall have been paid by you, and pay the cost of transmitting Notes (insured to your satisfaction) to your principal office upon the issuance thereof; (c) pay, and save you and each subsequent holder of any Note harmless from and against, any and all liability and loss with respect to or resulting from the non-payment or delayed payment of any and all placement fees and other liability which the Company may be or become obligated to pay any agent or finder in connection with such transactions; (d) pay the expenses described in Section 9.2 of this Agreement; and (e) pay, and save you and each subsequent holder of any Note harmless from and against liability for the payment of, all out-of-pocket expenses, including without limitation reasonable attorneys' fees, incurred in connection with responding to any subpoena or other legal process or informal investigative demand involving the Company or any of its Affiliates. The obligations of the Company under this
Section 16.1 shall survive payment of the Notes.

                  16.2. Reliance on and Survival of Representations. All agreements, representations and warranties of the Company herein and in any certificates or other instruments delivered pursuant to this Agreement shall (a) be deemed to be material and to have been relied upon by you, notwithstanding any investigation heretofore or hereafter made by you or on your behalf, and (b) survive the execution and delivery of this Agreement and the delivery of the Notes to you, and shall continue in effect so long as any Note is outstanding and thereafter as provided in Sections 15 and 16.1.

                  16.3. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of their respective successors and assigns, except that, in the case of a successor to the Company by consolidation or merger or a transferee of its assets, this Agreement shall inure to the benefit of such successor or transferee only if it becomes such in accordance with Section 7.10; provided, however, that you shall not be obligated to purchase any Notes on the Closing Date from any Person other than the existing Lennox International Inc., a Delaware corporation. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of the Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign, provided, however, that the benefit of Sections 5, 6, 11 (as to satisfactory indemnity) and 13 shall be limited as provided therein.

                  16.4. Notices. All notices, opinions and other communications provided for in this Agreement shall be in writing and delivered or mailed, first class postage prepaid, addressed (a) if to the Company, at the address set forth at the head of this Agreement (marked for the attention of the Executive Vice President, Chief Financial Officer and Treasurer), or at such other address as the Company may hereafter designate by notice to you and to each other holder of any Note at the time outstanding, or (b) if to you, at your address as set forth in Schedule I hereto or at such other address as you may hereafter designate by notice to the Company, or (c) if to any other holder of any Note, at the address of such holder as it appears on the Note Register.

                  16.5. Substitution of Your Wholly-Owned Subsidiary. You shall have the right to substitute one of your wholly-owned subsidiaries as the holder of any of the Notes to be delivered to you hereunder, by written notice delivered to the Company, which notice shall be signed by you and such subsidiary, shall contain such subsidiary's agreement to be bound by this Agreement and shall contain a confirmation by such subsidiary of the accuracy with respect to it of the representations contained in Sections 1.3 and 1.4, provided that such confirmation may contain a statement to the effect that such subsidiary shall at all times have the right to transfer the Notes being delivered to it to you. The Company agrees that, upon receipt of any such notice, whenever the word "you" is used in this Agreement (other than this Section) such word shall be deemed to refer to such subsidiary in lieu of you. In the event that such subsidiary is so substituted hereunder and thereafter transfers its Notes or any portion thereof to you, upon receipt by the Company of notice of such transfer, whenever the word "you" is used in this Agreement (other than in this Section) such word shall be deemed to refer to such subsidiary only to the extent it retains any portion of the Notes, and shall be deemed to refer to you to the extent you own all or any portion of the Notes, and you and such subsidiary to such extent shall each have all the rights of an original holder of Notes under this Agreement.

                  16.6. LAW GOVERNING. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  16.7. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                  16.8. Entire Agreement. This Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

                  16.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  16.10. Maximum Interest Payable. The Company, you, and any other holders of any of the Notes, specifically intend and agree to limit contractually the amount of interest payable under this Agreement, the Notes, the Letter Agreement, and all other instruments and agreements executed in connection with the foregoing to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Agreement, the Notes, the Letter Agreement, or any instrument pertaining to or relating to or executed in connection with such documents shall ever be construed to create a contract to pay interest (or amounts deemed to be interest under applicable law) at a rate in excess of the maximum rate permitted to be charged under applicable law, and none of the Company or any other party liable or to become liable hereunder, under the Notes, under the Letter Agreement, or under any other instruments and agreements related hereto and thereto shall ever be liable for interest in excess of the amount determined at such maximum rate, and the provisions of this Section 16.10 shall control over all other provisions of this Agreement, the Notes, the Letter Agreement, or any other instrument pertaining to or relating to the transactions herein or therein contemplated. If any amount of interest taken or received by you or any holder of a Note shall be in excess of said maximum amount of interest that, under applicable law, could lawfully have been collected incident to such transactions, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall be automatically applied to the reduction of the principal amount owing under the Notes or if such excessive interest exceeds the unpaid principal balance of the Notes, such excess shall be refunded promptly by the Person receiving such amount to the party paying such amount. All amounts paid or agreed to be paid in connection with such transactions that would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of the Notes. "Applicable law" as used in this paragraph means that law in effect from time to time that permits the charging and collection of the highest permissible lawful, nonusurious rate of interest on the transaction herein contemplated including, without limitation, the laws of each State which may be held to be applicable, and of the United States of America, if applicable, and "maximum rate" as used in this paragraph means, with respect to each of the Notes, the maximum lawful, nonusurious rates of interest (if any) that under such applicable law may be charged to the Company from time to time with respect thereto.

                  16.11. Interpretation of Disclosures. In connection with the representations, warranties and certifications made by the Company pursuant to this Agreement, the Company is required to make certain disclosures to you with respect to possible or contingent losses and liabilities. The Company shall be free to make disclosures to you in addition to those required under this Agreement, and the making of any disclosure by the Company pursuant to this Agreement shall not constitute an admission by the Company that any such possible or contingent loss or liability actually exists or is owed.

                  16.12. Notice to Transferees. You agree that on or prior to any transfer by you of any Note, you will provide each transferee thereof a copy of the Letter Agreement.

                  16.13.   Consent to Jurisdiction; Service of Process.

                  (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE LETTER AGREEMENT, OR ANY OTHER DOCUMENTS OR TRANSACTIONS IN CONNECTION WITH OR RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF YOU, ANY OTHER PURCHASER, ANY SUBSEQUENT HOLDER OF A NOTE, OR THE COMPANY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (b) In the case of the courts of the State of New York or of the United States sitting in the City of New York, State of New York, the Company hereby irrevocably designates, appoints, and empowers CT Corporation System (the "Process Agent") (which has consented thereto) with offices on the date hereof at 1633 Broadway, New York, New York 10019, as agent to receive for and on behalf of the Company service of process in the State of New York. The Company further agrees that such service of process may be made on the Process Agent by personal service of a copy of the summons and complaint or other legal process in any such legal suit, action or proceeding on the Process Agent, or by any other method of service provided for under the applicable laws in effect in the County of New York, State of New York, and the Process Agent hereby is authorized and directed to accept such service for and on behalf of the Company, and to admit service with respect thereto.

                  (c) Upon service of process being made on the Process Agent as aforesaid, a copy of the summons and complaint or other legal process served shall be mailed by the Process Agent to the Company by air courier, at its address set forth at the top of page 1 of this Agreement, or to such other address as the Company may notify the Process Agent in writing. Service upon the Process Agent as aforesaid shall be deemed to be personal service on the Company and shall be legal and binding upon the Company for all purposes, notwithstanding any failure of the Process Agent to mail copies of such legal process thereto, or any failure on the part of the Company to receive the same.

                  (d) The Company agrees that it will at all times continuously maintain an agent to receive service of process in the County of New York on its behalf. In the event that for any reason the Process Agent or any successor thereto shall no longer serve as agent for the Company to receive service of process in the County of New York on its behalf or the

Company shall have changed its address without notification thereof to the Process Agent, the Company, immediately after having knowledge thereof, will irrevocably designate and appoint a substitute agent in the City of New York, New York and advise you, or any subsequent holder of a Note, thereof, or shall notify the Process Agent of its then current correct address.

                  (e) Nothing contained in this section shall preclude you, or any subsequent holder of a Note, from bringing any legal suit, action or proceeding against the Company in the courts of any jurisdiction where the Company or any of its property or assets may be found or located.

                  If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between you and the Company.



                                       Very truly yours,

                                       LENNOX INTERNATIONAL INC.



                                       By:  /s/  CLYDE WYANT
                                          --------------------------------
                                            Clyde Wyant
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Treasurer


The foregoing Agreement is
hereby accepted as of the
date first above written:


THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA



By:  /s/  CRAIG S. WILSON
   ----------------------------------
Name:    Craig S. Wilson
Title:   Vice President

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By CIGNA Investments, Inc.



         By: /s/  EDWARD LEWIS
            --------------------------------
            Name:    Edward Lewis
            Title:   Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
         ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
By CIGNA Investments, Inc.




         By:  /s/  EDWARD LEWIS
            ------------------------------------
            Name:    Edward Lewis
            Title:   Managing Director



LIFE INSURANCE COMPANY OF NORTH AMERICA
By CIGNA Investments, Inc.




         By:  /s/  EDWARD LEWIS
            -------------------------------------
            Name:    Edward Lewis
            Title:   Managing Director



UNITED OF OMAHA LIFE INSURANCE COMPANY



By:   /s/  RODNEY P. WALKER
   ----------------------------------------------
   Name:    Rodney P. Walker
   Title:   Vice President Investments



MUTUAL OF OMAHA INSURANCE COMPANY



By:  /s/  RODNEY P. WALKER
   ----------------------------------------------
Name:    Rodney P. Walker
Title:   Vice President Investments

COMPANION LIFE INSURANCE COMPANY



By: /s/  JOHN L. MAGINN
   ----------------------------------------------
Name:    John L. Maginn
Title:   Vice President and Assistant Treasurer



By: /s/  RICHARD A. WITT
   ----------------------------------------------
Name:    Richard A. Witt
Title:   Second Vice President and
         Assistant Treasurer



UNITED WORLD LIFE INSURANCE COMPANY



By:  /s/  RODNEY P. WALKER
   ----------------------------------------------
Name:    Rodney P. Walker
Title:   Authorized Signer



FIRST COLONY LIFE INSURANCE COMPANY



By: /s/  J. ALDEN BUTLER
   ----------------------------------------------
Name:    J. Alden Butler
Title:   Senior Vice President

                                   SCHEDULE I
                                   ----------


                                                                                                          Principal
                                                                                                    Amount of Notes
Name of Purchasers                                                                                  to be Purchased
------------------                                                                                  ---------------

A.       THE PRUDENTIAL INSURANCE COMPANY                                                               $50,000,000
         OF AMERICA

         Note Denomination(s):  $50,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  Account No. 050-54-526

                  Morgan Guaranty Trust Company of New York
                  23 Wall Street
                  New York, New York  10015
                  (ABA No.:  021-000-238)

                  Each such wire transfer shall set forth the name of the Company, a reference to "6.73% Senior Notes due December 1,
                  2008, Security No. !INV4622!", and the due date and application (as among principal, interest and the Special
                  Premium, if any) of the
                  payment being made.

         2.       Address for all notices relating to payments:

                  The Prudential Insurance Company of America
                  c/o The Prudential Capital Group
                  Gateway Center Three
                  100 Mulberry Street
                  Newark, New Jersey  07102-4077

                  Attention:  Manager, Private Placement Accounting




         3.       Address for all other communications and notices:

                  The Prudential Insurance Company of America
                  c/o The Prudential Capital Group
                  1201 Elm Street, Suite 4900
                  Dallas, Texas  75270

                  Attention:  Managing Director

         4.       Recipient of telephonic prepayment notices:

                  Manager, Private Placement Accounting
                  (201) 802-6429

         5.       Tax Identification Number: 22-1211670

B.       CONNECTICUT GENERAL LIFE                                      $16,000,000
         INSURANCE COMPANY
         (Note(s) to be registered in the name of CIG & CO.)

                  Note Denomination(s):     $7,800,000
                                            $5,200,000
                                            $3,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  FED ABA #021000021 CHASE
                  NYC/CTR/BNF = CIGNA PRIVATE
                  PLACEMENTS/AC = 9009001802

                  OBI = [ISSUE NAME, PRIVATE PLACEMENT NUMBER, DESCRIPTION OF
                  SECURITY WITH RATE AND MATURITY, THE AMOUNT OF INTEREST AND/OR
                  PRINCIPAL, THE AMOUNT OF ANY PREPAYMENT, THE PAYABLE DATE, THE
                  ORIGINATOR'S CONTACT NAME AND TELEPHONE NUMBER]



                  Together with a notice of each payment to:

                  Chase Manhattan Bank, N.A.
                  Private Placement Servicing
                  P.O. Box 1508, Bowling Green Station
                  New York, New York  10081

                  Attention:  CIGNA Private Placements
                  Fax:  212-552-3107/1005

         2.       Address for all notices relating to payments:

                  CIG & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Securities Accounting Department (S-206)

                  CIG & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Private Securities Division (S-307)

                  * For notices sent by overnight courier, express mail or messenger, substitute "900 Cottage Grove Road,
                           Bloomfield, CT 06002" in place of "Hartford, CT
                           06152."

         3.       Address for all other communications and notices:

                  CIG & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Private Securities Division (S-307)

                  * For notices sent by overnight courier, express mail or messenger, substitute "900 Cottage Grove Road,
                           Bloomfield, CT 06002" in place of "Hartford, CT
                           06152."

         4.       Recipient of telephonic prepayment notices:

                  None



         5.       Tax Identification Number: 13-3574027

C.       CONNECTICUT GENERAL LIFE INSURANCE COMPANY
         ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS                                                     $ 1,000,000
         (Note(s) to be registered in the name of CIG & CO.)

                  Note Denomination(s):  $1,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  FED ABA #021000021 CHASE
                  NYC/CTR/BNF = CIGNA PRIVATE
                  PLACEMENTS/AC = 9009001802

                  OBI = [ISSUE NAME, PRIVATE PLACEMENT NUMBER, DESCRIPTION OF
                  SECURITY WITH RATE AND MATURITY, THE AMOUNT OF INTEREST AND/OR
                  PRINCIPAL, THE AMOUNT OF ANY PREPAYMENT, THE PAYABLE DATE, THE
                  ORIGINATOR'S CONTACT NAME AND TELEPHONE NUMBER]

                  Together with a notice of each payment to:

                  Chase Manhattan Bank, N.A.
                  Private Placement Servicing
                  P.O. Box 1508, Bowling Green Station
                  New York, New York  10081

                  Attention:  CIGNA Private Placements
                  Fax:  212-552-3107/1005

         2.       Address for all notices relating to payments:

                  CIG & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Securities Accounting Department (S-206)



                  CIG & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Private Securities Division (S-307)

                  * For notices sent by overnight courier, express mail or messenger, substitute "900 Cottage Grove Road,
                           Bloomfield, CT 06002" in place of "Hartford, CT
                           06152."

         3.       Address for all other communications and notices:

                  CIG & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Private Securities Division (S-307)

                  * For notices sent by overnight courier, express mail or messenger, substitute "900 Cottage Grove Road,
                           Bloomfield, CT 06002" in place of "Hartford, CT
                           06152."

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 13-3574027

D.       LIFE INSURANCE COMPANY OF                                                                      $ 3,000,000
         NORTH AMERICA
         (Note(s) to be registered in the name of ZANDE & CO.)

                  Note Denomination(s):  $3,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  Morgan Guaranty Trust Company of New York
                  ABA #0210-0023-8
                  BTR/BNF = CUSTZ/AC-99999024/Z
                  ATTN: CUST. SVC. Life Insurance
                  Company of North America



                  a/c 35001

                  Providing sufficient information to identify the source of the transfer and the amount of interest or principal.

         2.       Address for all notices relating to payments:

                  ZANDE & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Securities Accounting Department (S-206)

                  ZANDE & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Private Securities Division (S-307)

                  * For notices sent by overnight courier, express mail or messenger, substitute "900 Cottage Grove Road,
                           Bloomfield, CT 06002" in place of "Hartford, CT
                           06152."

         3.       Address for all other communications and notices:

                  ZANDE & CO.
                  c/o CIGNA Investments, Inc.
                  Hartford, CT  06152*

                  Attention:  Private Securities Division (S-307)

                  * For notices sent by overnight courier, express mail or messenger, substitute "900 Cottage Grove Road,
                           Bloomfield, CT 06002" in place of "Hartford, CT
                           06152."

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 13-6020804



E.       UNITED OF OMAHA LIFE INSURANCE COMPANY                                                         $ 8,500,000

                  Note Denomination(s):  $8,500,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  FirsTier Bank - Omaha
                  ABA No.:  1040-0002-9
                  17th & Farnam Streets
                  Omaha, Nebraska  68102

                  For credit to:

                  United of Omaha Life Insurance Company
                  Account #144-7-076

                  For payment on:
                  Interest Amount:
                  Principal Amount:

         2.       Address for all notices relating to payments:

                  United of Omaha Life Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment/Securities Accounting

         3.       Address for all other communications and notices:

                  United of Omaha Life Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment Division

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 47-0322111




F.       MUTUAL OF OMAHA INSURANCE COMPANY                                                              $ 5,000,000

                  Note Denomination(s):  $5,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  First National Bank Omaha
                  ABA No.:  1040-00016
                  16th & Dodge Street
                  Omaha, Nebraska  68102

                  For credit to:

                  Mutual of Omaha Insurance Company
                  Account #26-743587

                  For payment on:
                  Interest Amount:
                  Principal Amount:

         2.       Address for all notices relating to payments:

                  Mutual of Omaha Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investments/Securities Accounting

         3.       Address for all other communications and notices:

                  Mutual of Omaha Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment Division

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 47-0246511




G.       COMPANION LIFE INSURANCE COMPANY                                                               $ 1,000,000
         (Note(s) to be registered in the name of HARE & CO.)

                  Note Denomination(s):  $1,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  Companion Life Insurance Company
                  c/o The Bank of New York
                  ABA #02100018
                  Account #111566 Income Collection

                  Attention:  P&I Department

                  For payment on:
                                 -----------------
                  Interest Amount:
                                  -----------------
                  Principal Amount:
                                   -----------------
                  Payable Date:
                               -----------------
                  CLICO

         2.       Address for all notices relating to payments:

                  Companion Life Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment Securities Accounting

                  With duplicate notice to:

                  Companion Life Insurance Company
                  401 Theodore Fremd Avenue
                  Rye, New York  10580-1493

                  Attention:  Financial Division

         3.       Address for all other communications and notices:



                  Companion Life Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment Division

                  With duplicate notice to:

                  Companion Life Insurance Company
                  401 Theodore Fremd Avenue
                  Rye, New York  10580-1493

                  Attention:  Financial Division

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 13-6062916

H.       UNITED WORLD LIFE INSURANCE COMPANY                                                            $   500,000

                  Note Denomination(s):  $500,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  FirsTier Bank - Omaha
                  ABA No.:  1040-0002-9
                  17th & Farnam Streets
                  Omaha, Nebraska  68102

                  For credit to:

                  United World Life Insurance Company
                  Account #016-7-039

                  For payment on:
                                 -----------------
                  Interest Amount:
                                  -----------------
                  Principal Amount:
                                   -----------------


         2.       Address for all notices relating to payments:

                  United World Life Insurance Company
                  c/o Mutual of Omaha Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment/Securities Accounting

         3.       Address for all other communications and notices:

                  United World Life Insurance Company
                  c/o Mutual of Omaha Insurance Company
                  Mutual of Omaha Plaza
                  Omaha, Nebraska  68175

                  Attention:  Investment Division

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 75-6010770

I.       FIRST COLONY LIFE INSURANCE COMPANY                                                            $15,000,000

                  Note Denomination(s):  $15,000,000

         1. All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

                  Account No. 10765400

                  Crestar Bank
                  Richmond, Virginia
                  ABA No.: 0510-0002-0
                  Credit - 2111

                  Attention:  Income Processing Unit Number 27955



                  Each such wire transfer shall identify each payment as "Lennox
                  International, Inc., Series 6.73% Senior Promissory Notes, due
                  December 1, 2008, PPN 52610*AH 6, principal or interest".

         2.       Address for all notices relating to payments:

                  First Colony Life Insurance Company
                  700 Main Street
                  Lynchburg, Virginia  24504

                  Attention:  Mr. J. Alden Butler

         3.       Address for all other communications and notices:

                  First Colony Life Insurance Company
                  700 Main Street
                  Lynchburg, Virginia  24504

                  Attention:  Mr. J. Alden Butler

         4.       Recipient of telephonic prepayment notices:

                  None

         5.       Tax Identification Number: 540 596 414


                                                                       EXHIBIT A



                            LENNOX INTERNATIONAL INC.

                      6.73% SENIOR PROMISSORY NOTE DUE 2008


Note No. R-
$                                                               December 1, 1993
Private Placement No. 52610* AH 6


                  FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of

                                    DOLLARS (or so much thereof as shall not
have been prepaid) on December 1, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 6.73% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1994, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 8.73% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Note Purchase Agreements referred to below.

                  This Note is one of the 6.73% Senior Promissory Notes due 2008 of the Company (the "Notes") issued pursuant to the nine separate Note Purchase Agreements, each dated as of December 1, 1993, between the Company and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Life Insurance Company of North America, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, and First Colony Life Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                  Upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                  Said Agreements provide that by acceptance of this Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                  In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.



                                           LENNOX INTERNATIONAL INC.



                                            By:
                                               --------------------------------
                                                 Clyde Wyant
                                                 Executive Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer

                                                                     EXHIBIT  B


                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               SEPTEMBER 30, 1993


                                                                                          Location of
                                                     Jurisdiction         No. of          Substantial
                                                         of               Shares           Operating               Restricted or
         Name                        Ownership      Incorporation       Outstanding          Assets                Unrestricted
         ----                        ---------      -------------       -----------          ------                ------------
(1) Lennox Industries Inc.          Wholly-owned     Iowa               994,394 Common       United States         Restricted

   (a) Products Acceptance
          Corp.                     Wholly-owned     Iowa               3,500 Common         N/A                   Restricted

   (b) Lennox Industries
          (Canada) Ltd.             Wholly-owned     Canada             5,250 Pref.          Ontario               Unrestricted
                                                                        36,210 Common

   (c) Lennox Industries            Wholly-owned     United             300,000 Pref.        United Kingdom        Unrestricted
          Ltd.                                       Kingdom            13,900 Ordinary

          (i) Environheat           Wholly-owned     United
                  Limited                            Kingdom            32,765 Ordinary      N/A                   Unrestricted

   (d) Lennox Southwest
       Leasing, Inc.                Wholly-owned     Iowa               1,000 Common         N/A                   Restricted

   (e) Lennox Australia
          Pty. Ltd.                 Wholly-owned     Australia          500,000 Common       Australia             Unrestricted

(2) Heatcraft, Inc.                 Wholly-owned     Mississippi        20 Common            United States         Restricted

(3) Armstrong Air
    Conditioning Inc.               Wholly-owned     Ohio               1,030 Common         United States         Restricted

(4) Lennox Foreign Sales            Wholly-owned     U.S. Virgin        10 Common            N/A                   Unrestricted
    Corp.                                            Islands

(5) Lennox Commercial
    Realty Inc.                     Wholly-owned     Iowa               10 Common            United States         Restricted



                                                                      EXHIBIT  C


                            LENNOX INTERNATIONAL INC.
                                      DEBT
                 BEFORE AND AFTER PAYMENTS DUE DECEMBER 1, 1993






                                                                                      Before Payments           After Payments
A.       LENNOX INTERNATIONAL INC.                                                    Due 12/01/93              Due 12/01/93
         -------------------------                                                    ------------              ------------
(1)      Agreement of Assumption and Restatement dated as of December 1, 1991 between Lennox International Inc. and the Noteholders identified at the end thereof, pursuant to which Lennox International delivered its:
         9.55% Series B Promissory Notes due 1996                                     $  6,000,000              $        -0-
         11.05% Series C Promissory Notes due 1997                                      25,000,000                       -0-
         9.60% Series D Promissory Notes due 1998                                       35,000,000                25,000,000
         10.15% Series E Promissory Notes due 1998                                       7,142,858                 5,142,858
         9.53% Series F Promissory Notes due 2001                                       21,000,000                21,000,000
         9.50% Series G Promissory Notes due 2001                                       31,000,000                31,000,000
         9.69% Series H Promissory Notes due 2003                                       54,000,000                49,100,000
                                                                                       -----------               -----------

                                                                                      $179,142,858              $131,242,858
(2)      Revolving Credit Agreement dated as of
         December 1, 1991 among Lennox International
         Inc. and the Banks named on the signature pages
         thereof and The Northern Trust Company, as
         Agent

                  Total Outstanding                                                   $        -0-               $       -0-
                                                                                      ------------               -----------
(3)      Note Purchase Agreement dated as of December 1, 1993 among Lennox
         International Inc. and the Noteholders identified at the end thereof, pursuant to which Lennox International delivered its 6.73% Senior
         Promissory Notes
         due 2008                                                                     $        -0-              $100,000,000
                                                                                      ------------              ------------



B.       LENNOX INDUSTRIES INC.
(1)      Promissory Note dated December 22, 1992
         issued to Texas Housing Opportunity Fund, Ltd.
                                                                                      $    539,811               $   539,811
                                                                                      ------------               -----------

C.       LENNOX COMMERCIAL REALTY, INC. ("LCRI")
(1)      11.1% Mortgage Note Agreement with Texas
         Commerce Bank, N.A. due January 1, 2000,
         secured by mortgage on headquarters building
         and an assignment of the Lease between LCRI
         and Lennox Industries                                                        $ 10,640,266              $ 10,640,266
                                                                                      ------------              ------------
         TOTAL OUTSTANDING DEBT                                                       $190,322,935              $242,422,935
                                                                                      ============              ============


                                                                       EXHIBIT D


                            LENNOX INTERNATIONAL INC.
                                   INVESTMENTS
                                DECEMBER 1, 1993



A.       Investments in Wholly-Owned Subsidiaries:

         See Exhibit B


B.       Investments in Joint Venture:

         Friga-Bohn S.A. (France) - stock, at cost
         (20% of outstanding stock held by
         Heatcraft Inc.)                                               $4,000,000

C.       Investments in Adjustable Rate
         Preferred Stock:

         Sara Lee Auction Preferred Stock,
         Series C*                                                      $5,000,000

















---------------
* The Company expects to sell this preferred stock on December 1, 1993.

                                                                       EXHIBIT E


                      FORM OF OPINION OF COMPANY'S COUNSEL

                                December 1, 1993


To Each Note Holder
Named on the Attached Schedule I


                            Lennox International Inc.
                     6.73% Senior Promissory Notes due 2008

Ladies and Gentlemen:

                  I am an Assistant General Counsel for Lennox International Inc., a Delaware corporation (the "Company"), and as such have acted as counsel to the Company in connection with (i) the issuance and sale by the Company of $100,000,000 in aggregate principal amount of its 6.73% Senior Promissory Notes due 2008 (the "Notes"), pursuant to the nine separate Note Purchase Agreements, each dated as of December 1, 1993 (the "Agreements"), between the Company and each of you, respectively, and (ii) the purchase by each of you today of the aggregate principal amount of Notes set forth opposite your name in Schedule I to the Agreements. This opinion is being furnished to you pursuant to Section
3.2 of the Agreements with the understanding that it will be relied upon by you in connection with the consummation of the transactions contemplated by the Agreements. Capitalized terms used herein without definition have the respective meanings attributed thereto in the Agreements.

                  In so acting, I have participated in the preparation of the Agreements and the Notes being delivered to you today. As to various factual matters relevant to this opinion, I have made such inquiries as I have deemed appropriate of other employees of the Company and its Subsidiaries and I have relied upon the information given to me by such employees. I have also examined and relied upon the representations and warranties as to factual matters contained in or made pursuant to the Agreements and have examined and relied upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments as in my judgment are necessary or appropriate to enable me to render the opinion expressed below. In such examination, I have assumed the genuineness of all signatures (other than signatures of officers of the Company), the due authorization, execution and delivery of the Agreements by parties thereto other than the Company, the authenticity of all documents submitted to me as originals (other than the Agreements and the Notes), the conformity to original documents of all documents submitted to me as photostatic or certified copies and the authenticity of the originals of such latter documents.

                  Based upon the foregoing, I am of the opinion that:

                  1. Each of the Company and Lennox Industries Inc., Heatcraft Inc., and Armstrong Air Conditioning Inc. (the latter three together, the "Primary Operating Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to own or hold under lease the property it purports to own or hold under lease, and to transact the business it transacts and proposes to transact, and, in the case of the Company, to execute and deliver the Agreements and the Notes and to perform the provisions of the Agreements and the Notes.

                  2. Each of the Company and the Primary Operating Subsidiaries is duly qualified as a foreign corporation and in good standing in each jurisdiction (other than the jurisdiction of its incorporation) in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification and in which the failure to so qualify would materially affect adversely the business, operations or properties of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Notes.

                  3. The execution, delivery and performance by the Company of the Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company (no action of shareholders being required therefor) and the Agreements and the Notes purchased by and delivered to you today have been duly executed and delivered by the Company.

                  4. The Agreements and the Notes constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (a) general principles of equity (regardless of whether relief is sought in an action at law or in equity) and (b) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting enforcement of creditors' rights generally.

                  5. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened against or affecting the Company or any Subsidiary or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Body (except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Company and its Subsidiaries which in the aggregate, if adversely determined, would not materially affect adversely the business, operations or properties of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements or discharge its obligations on the Notes).

                  6. The execution and delivery by the Company of the Agreements and the Notes, the consummation of the transactions contemplated by the Agreements and the performance of the terms and provisions of the Agreements and the Notes will not result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, bank loan or credit agreement, or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Company.

                  7. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the valid execution and delivery or for the performance by the Company of the Agreements or the Notes.

                  8. The offer, issue, sale and delivery of the Notes purchased by and delivered to you today, under the circumstances contemplated by the Agreements, constitute exempted transactions under the Securities Act, and neither the registration of such Notes thereunder nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required in connection with such offer, issue, sale and delivery of the Notes.

                  9. The issuance and sale of the Notes as contemplated by the Agreements will not involve any violations of Regulation G, T or X or any other rule or regulation of the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Exchange Act.

                  10. The Company is not an investment company, or a person directly or indirectly controlled by or acting on behalf of an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  11. The Company is not a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  I express no opinion as to any laws other than the Federal laws of the United States of America, the General Corporation Law of the State of Delaware and the laws of the State of New York.

                                Very truly yours,



                                 Anne W. Teeling

                             SCHEDULE I TO EXHIBIT E




Name and Address of Purchasers
------------------------------

The Prudential Insurance Company
   of America
1201 Elm Street, Suite 4900
Dallas, TX  75270

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
Hartford, CT  06152
Attention:  Private Securities Division (S-307)

Connecticut General Life Insurance Company,
  on behalf of one or more separate accounts
c/o CIGNA Investments, Inc.
Hartford, CT  06152
Attention:  Private Securities Division (S-307)

Life Insurance Company of North America
c/o CIGNA Investments, Inc.
Hartford, CT  06152
Attention:  Private Securities Division (S-307)

United of Omaha Life Insurance Company
Attention:  Investment Division
Mutual of Omaha Plaza
Omaha, Nebraska  68175

Mutual of Omaha Insurance Company
Attention:  Investment Division
Mutual of Omaha Plaza
Omaha, Nebraska  68175

Companion Life Insurance Company
Attention:  Investment Division
Mutual of Omaha Plaza
Omaha, Nebraska  68175

United World Life Insurance Company
c/o Mutual of Omaha Insurance Company
Attention:  Investment Division
Mutual of Omaha Plaza
Omaha, Nebraska  68175

First Colony Life Insurance Company
700 Main Street
Lynchburg, VA  24504

                                                                       EXHIBIT F




                         FORM OF SUBORDINATION AGREEMENT


                  THIS SUBORDINATION AGREEMENT, dated as of __, (this "Agreement"), is entered into by Lennox International Inc., a Delaware corporation (the "Company"), and [__________, a __________ corporation] (the "Subsidiary").

                               W I T N E S S E T H

                  WHEREAS, the Company has entered into the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991 (the "Assumption Agreements"), between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life and Annuity Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company (the "Holders") pursuant to which the Company's Series B-H Senior Promissory Notes due 1996-2003 (the "Notes") were delivered;

                  WHEREAS, the Subsidiary is a subsidiary of the Company; and

                  WHEREAS, the Company and the Subsidiary desire to provide for the subordination described herein, for the benefit of the Holders and each holder from time to time of Senior Debt;

                  NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree for the benefit of the Holders and each holder from time to time of Senior Debt:

                  1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  Debt: shall have the meaning given such term in the Assumption Agreements.

                  Senior Debt:  shall mean

         (i) all principal of, premium (if any) and interest on the following Senior Promissory Notes outstanding pursuant to the Assumption
         Agreements:

          9.55% Series B Senior Promissory Notes due 1996, 11.05% Series C Senior Promissory Notes due 1997, 9.60% Series D Senior Promissory Notes due 1998, 10.15% Series E Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001, 9.50% Series G Senior Promissory Notes due 2001, and 9.69% Series H Senior Promissory Notes due 2003,

         as the same may be from time to time amended, and any modification, extension, renewal, refunding or refinancing of any of the foregoing, and all other amounts payable under the Assumption Agreements;

         (ii) all principal of, premium (if any) and interest on the Commitment Notes and the Offered Rate Notes outstanding from time to time pursuant to the Revolving Credit Agreement, dated as of December 4, 1991, among the Company, the banks named therein and The Northern Trust Company, as agent as the same may be from time to time amended, and any modification, extension, renewal, refunding or refinancing of any of the foregoing, and all other amounts payable under such Revolving Credit Agreement;

         (iii) all principal of, premium (if any) and interest on the 6.73% Senior Promissory Notes outstanding pursuant to the nine separate Note Purchase Agreements dated December 1, 1993 between the Company and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Life Insurance Company of North America, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company and First Colony Life Insurance Company, as the same may be from time to time amended, and any modification, extension, renewal, refunding or refinancing of any of the foregoing, and all other amounts payable under such Note Purchase Agreements; and

         (iv) for the purposes of Sections 4 and 5 hereof, any other indebtedness, not prohibited by Section 7.4 of the Assumption Agreements, designated by the Company or the Subsidiary as "Senior Debt" in any other subordination agreement.

                  Subordinated Debt: shall mean all Debt at any time owing by the Company to the Subsidiary.

                  2. Subordination. Payment of principal, premium, if any, and interest in respect of the Subordinated Debt shall be junior and subordinate and subject in right of payment to all Senior Debt as provided in this Agreement. The Company and the Subsidiary will mark their respective books of account to show that the Subordinated Debt is subordinated to Senior Debt in the manner and to the extent set forth in this Agreement.

                  3. Payments on Account of Subordinated Debt. Unless and until all Senior Debt shall have been paid in full, the Company will not make, and the Subsidiary will not demand, accept or receive, any direct or indirect payment (in cash, property, by set-off or otherwise) of or on account of any Subordinated Debt and no such payment shall be due, provided that if and so long as no Default or Event of Default (as defined in the Assumption Agreements) shall exist or would exist after giving effect to such payment, nothing contained in this Section 3 shall prevent the Company from making, or the Subsidiary from accepting and receiving, any payment of interest or of principal on the Subordinated Debt. Unless and until all Senior Debt shall have been paid in full, the Subsidiary will not declare any part of the Subordinated Debt to be due before its stated maturity, or commence any proceeding against the Company, or join with any creditor in any such proceeding, under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government, unless the holders of Senior Debt shall also join in bringing such proceeding.

                  4. Insolvency, etc. In the event of (i) any insolvency or bankruptcy proceeding, or any receivership, liquidation, reorganization or other similar proceeding in connection therewith, relative to the Company or its creditors or property, or (ii) any proceeding for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors of the Company, or (iv) any distribution, division, marshalling or application of any of the properties or assets of the Company or the proceeds thereof, to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any such event:

                  4.1. all Senior Debt (including any interest thereon accruing after the commencement of such proceedings) shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made by the Company in respect of any Subordinated Debt;

                  4.2. all principal of, premium (if any) and interest on Subordinated Debt shall forthwith (notwithstanding the terms of Section
         3) become due and payable, and any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable by the Company in respect of any Subordinated Debt (including any payment or distribution in respect of any Subordinated Debt by reason of any other indebtedness of the Company being subordinated to the Subordinated
         Debt) and any distribution of cash, property, stock or obligations which are issued pursuant to any order or decree of any court, or pursuant to reorganization, dissolution or liquidation proceedings (whether or not purporting to give effect to the subordination of the Subordinated Debt to the Senior Debt), shall be paid or delivered directly to the holders of Senior Debt at the time outstanding (or their respective representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, until all Senior Debt shall have been paid in full, and the Subsidiary irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

                  4.3. the Subsidiary irrevocably authorizes and empowers (without imposing any obligation on) each holder of Senior Debt at the time outstanding and such holder's representatives to demand, sue for, collect and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action (including the right to vote such Senior Debt holder's ratable share of the Subordinated Debt) in the name of the Subsidiary or otherwise, as such Senior Debt holder or such holder's representatives may determine to be necessary or appropriate for the enforcement of this Section 4; and

                  4.4. the Subsidiary shall execute and deliver to each holder of Senior Debt and such holder's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be reasonably requested by such holder or such holder's representatives in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Subordinated Debt.

                   5. Payments and Distributions Received. If the Subsidiary shall at any time receive any payment or distribution of any character on any Subordinated Debt (whether in cash, securities or other property) or any security for any Subordinated Debt in contravention of any of the terms hereof and before all Senior Debt shall have been paid in full, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding (or their respective representatives) for application to the payment of all Senior Debt remaining unpaid, ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of the Subsidiary to endorse or assign any such payment or distribution or security, each holder of Senior Debt and each such holder's representative are hereby irrevocably authorized to endorse or assign the same.

                  6. Excess Senior Debt Payment, Subrogation, etc. If cash, securities or other property otherwise payable or deliverable to the Subsidiary shall have been applied, pursuant to Section 4 or 5, to the payment of Senior Debt and all Senior Debt shall have been paid in full, then and in such case, the Subsidiary (i) shall be entitled to receive from the holders of the Senior Debt at the time outstanding any payments or distributions received by such Senior Debt holders in excess of the amount sufficient to pay all Senior Debt in full, and (ii) shall be subrogated to any rights of the holders of Senior Debt to receive all further payments or distributions applicable to the Senior Debt, until all principal of, premium (if any) and interest on the Subordinated Debt shall have been paid in full. No payments or distributions received by the Subsidiary of cash, securities or other property, which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors (other than the holders of the Senior Debt), on the one hand, and the Subsidiary, on the other hand, be deemed to be a payment by the Company on account of the Subordinated Debt.

                  7. No Security. So long as any of the Senior Debt shall not have been paid in full, the Company shall not, nor shall it permit any of its other subsidiaries to, give, and the Subsidiary shall not demand, accept or receive, any security, direct or indirect, for any Subordinated Debt.

                  8. Obligations Not Impaired. Nothing contained in this Agreement shall impair, as between the Company and the Subsidiary, the obligation of the Company, which is absolute and unconditional, to pay to the Subsidiary the principal thereof and the premium, if any, and interest on Subordinated Debt, all subject to the rights of the holders of Senior Debt under this Agreement.

                  9. Subordination Not Affected, etc. The terms of this Agreement, the subordination effected thereby and the rights of the holders of Senior Debt, shall not be affected by (i) any sale, assignment or other transfer of, or any amendment of or addition or supplement to any Senior Debt or any instrument or agreement relating thereto; (ii) any exercise or non-exercise of any right, power or remedy under or in respect of any Senior Debt or any instrument or agreement relating thereto; (iii) any sale, exchange, release or other transaction affecting all or any part of any property at any time pledged or mortgaged to secure, or however securing, Senior Debt; (iv) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior Debt or any instrument or agreement relating thereto; or (v) any application by any holder or holders of Senior Debt thereof of any amount or sum (by whomsoever paid or however realized) to Senior Debt, whether or not the Subsidiary shall have had notice or knowledge of any of the foregoing.

                  10. Payment in Full. For all purposes of this Agreement, Senior Debt shall not be deemed to have been paid in full unless the holders thereof (or their duly authorized representatives) shall have received cash or readily marketable securities, taken at their then market value, equal to the amount of Senior Debt at the time outstanding. This Agreement shall continue to be effective, or be reinstated, as the case may be, to the extent that payment of any of the Senior Debt is at any time rescinded or must otherwise be restored or returned by any holder of Senior Debt upon the occurrence of any event described in Section 4, or otherwise, all as though such payment had not been made.

                  11. Subordination a Condition to Consent to Holders of Senior Debt to Debt. The Subsidiary, by its acceptance hereof, agrees that the consent of each of the holders of the Senior Debt to the incurrence and/or maintenance outstanding by the Company of such indebtedness has been given in reliance upon the subordination of such indebtedness to the Senior Debt. The provisions of this Agreement are intended for the benefit of, and shall be directly enforceable by, the holders of Senior Debt.

                  12. Amendments, Waivers, etc. This Agreement may not be changed or waived except with the prior written consent of the holders of 66-2/3% in aggregate principal amount of the Notes at the time outstanding.

                  13. Law Governing. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to the conflicts of law rules thereof.

                  14. Headings, etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof. Unless otherwise specified, any reference in this Agreement to a particular section or other subdivision shall be considered a reference to that section or other subdivision of this Agreement.

                  15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.

LENNOX INTERNATIONAL INC.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


[SUBSIDIARY]



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                                                       EXHIBIT G


                    [LETTERHEAD OF LENNOX INTERNATIONAL INC.]




                                                                December 1, 1993





The Prudential Insurance Company of America
Prudential Capital Group
1201 Elm Street, Suite 4900
Dallas, TX  75270

Connecticut General Life Insurance Company
c/o CIGNA Investments, Inc.
Hartford, CT  06152
Attention:  Private Securities Division (S-307)

Connecticut General Life Insurance Company,
         on behalf of one or more separate accounts
c/o CIGNA Investments, Inc.
Hartford, CT  06152
Attention:  Private Securities Division (S-307)

Life Insurance Company of North America
c/o CIGNA Investments, Inc.
Hartford, CT  06152
Attention:  Private Securities Division (S-307)

United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE  68175

Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, NE  68175

Companion Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE  68175

United World Life Insurance Company
c/o Mutual of Omaha Insurance Company
Mutual of Omaha Plaza
Omaha, NE  68175

First Colony Life Insurance Company
700 Main Street
Lynchburg, VA  24504

       6.73% Senior Promissory Notes of Lennox International Inc. due 2008

Ladies and Gentlemen:

                  Reference is made to the nine separate Note Purchase Agreements, dated as of December 1, 1993 (the "Note Agreements"), between Lennox International Inc. (the "Company") and each of The Prudential Insurance Company of America, Connecticut General Life Insurance Company, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Life Insurance Company of North America, United of Omaha Life Insurance Company, Mutual of Omaha Insurance Company, Companion Life Insurance Company, United World Life Insurance Company, and First Colony Life Insurance Company (collectively, and together with their respective successors and assigns, the "Holders"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note Agreements.

                  To induce the Holders and the Company to enter into the Note Agreements and in consideration thereof, the Holders and the Company hereby agree as follows:

                  (a) Amendment to Section 7.6 of the Note Agreements. Each of the Holders agrees that, in the event (a) an amendment of (i) Section 7.6 of all of the nine separate Agreements of Assumption and Restatement, dated as of December 1, 1991, among the Company and each of the Noteholders named therein (the "Assumption Agreements") and (ii) any correlative terms in the Revolving Credit Agreement, dated as of December 4, 1991, among the Company, the Banks named therein, and The Northern Trust Company, as Agent (the "Revolving Credit Agreement"), whether by incorporation therein of Section 7.6 of the Assumption Agreements or otherwise, is effected so that the text thereof conforms to the text set forth in Annex 1 hereto, or (b) such provisions of the Assumption Agreements and the Revolving Credit Agreement cease to remain in effect, then upon receipt by the holders of two-thirds of the aggregate principal amount of the Notes outstanding at such time (the "Requisite Holders") of evidence satisfactory to such holders of execution and delivery of such amendment or of such cessation of effect of said provisions, as the case may be, the terms of the Note Agreements shall, without any further action on the part of the Company or any of the Holders, be deemed to be amended automatically so that the text set forth in Annex 1 hereto is substituted for Section 7.6 of each of the Note Agreements.

                  (b) Amendment to Section 7.7 of the Note Agreements. Each of the Holders agrees that, in the event (a) an amendment of (i) Section 7.7 of all of the Assumption Agreements and (ii) any correlative terms in the Revolving Credit Agreement, whether by incorporation therein of Section 7.7 of the Assumption Agreements or otherwise, is effected so that the text thereof conforms to the text set forth in Annex 2 hereto, or (b) such provisions of the Assumption Agreements and the Revolving Credit Agreement cease to remain in effect, then upon receipt by the Requisite Holders of evidence satisfactory to such holders of execution and delivery of such amendment of or such cessation of effect of said provisions, as the case may be, the terms of the Note Agreements shall, without any further action on the part of the Company or any of the Holders, be deemed to be amended automatically so that the text set forth in Annex 2 hereto is substituted for Section 7.7 of each of the Note Agreements.

                  (c) Amendment to Section 7.12 of the Note Agreements. Each of the Holders agrees that, in the event (a) an amendment of (i) Section 7.12 of all of the Assumption Agreements and (ii) any correlative terms in the Revolving Credit Agreement, whether by incorporation therein of Section 7.12 of the Assumption Agreements or otherwise, is effected so that the text thereof conforms to the text set forth in Annex 3 hereto, or (b) such provisions of the Assumption Agreements and the Revolving Credit Agreement cease to remain in effect, then upon receipt by the Requisite Holders of evidence satisfactory to such holders of execution and delivery of such amendment or of such cessation of effect of said provisions, as the case may be, the terms of the Note Agreements shall, without any further action on the part of the Company or any of the Holders, be deemed to be amended automatically so that the text set forth in Annex 3 hereto is substituted for Section 7.12 of each of the Note Agreements.

                  (d) Amendment to Definition of "Net Worth" in Section 8.1 of the Note Agreements. Each of the Holders agrees that, in the event (a) an amendment of (i) the paragraph defining "Net Worth" within Section 8.1 of all of the Assumption Agreements and (ii) any correlative terms in the Revolving Credit Agreement, whether by incorporation therein of the paragraph defining Net Worth within Section 8.1 of the Assumption Agreement or otherwise, is effected so that the text thereof conforms to the text set forth in Annex 4 hereto, or (b) such provisions of the Assumption Agreements and the Revolving Credit Agreement cease to remain in effect, then upon receipt by the Requisite Holders of evidence satisfactory to such holders of execution and delivery of such amendment or of such cessation of effect of said provisions, as the case may be, the terms of the Note Agreements shall, without any further action on the part of the Company or any of the Holders, be deemed to be amended automatically so that the text set forth in Annex 4 hereto is substituted for the paragraph defining "Net Worth" within Section 8.1 of each of the Note Agreements.

                  (e) Amendment to Provide Definition of "FASB 106 Adjustment" in Section 8.1 of the Note Agreements. Each of the Holders agrees that, in the event (a) an amendment of

(i) Section 8.1 of all of the Assumption Agreements and (ii) any correlative terms in the Revolving Credit Agreement, whether by incorporation therein of
Section 8.1 of the Assumption Agreement or otherwise, is effected so that the text thereof includes text conforming to the text set forth in Annex 5 hereto, or (b) such provisions of the Assumption Agreements and the Revolving Credit Agreement cease to remain in effect, then upon receipt by the Requisite Holders of evidence satisfactory to such holders of execution and delivery of such amendment or of such cessation of effect of said provisions, as the case may be, the terms of the Note Agreements shall, without any further action on the part of the Company or any of the Holders, be deemed to be amended automatically so that the text set forth in Annex 5 hereto is inserted into Section 8.1 of each of the Note Agreements.

                  THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
This Letter Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Letter Agreement may be signed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

                  Nothing in this Letter Agreement shall be construed to contravene any of the rights of any of the Holders under Section 7.17 of each of the Note Agreements.

                  If the foregoing correctly describes our understanding with respect to the subject matter of this Letter Agreement, please execute this letter in the place indicated below.

                                    Very truly yours,

                                    LENNOX INTERNATIONAL INC.



                                    By:
                                       --------------------------------------
                                           Clyde Wyant
                                           Executive Vice President,
                                           Chief Financial Officer
                                           and Treasurer

ACCEPTED AND AGREED:

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By CIGNA Investments, Inc.



         By:
            ---------------------------------
                  Name:
                       ----------------------
                  Title:
                        ---------------------


CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
         ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS
By CIGNA Investments, Inc.



         By:
            ---------------------------------
                  Name:
                       ----------------------
                  Title:
                        ---------------------

LIFE INSURANCE COMPANY OF NORTH AMERICA
By CIGNA Investments, Inc.



         By:
            ---------------------------------
                  Name:
                       ----------------------
                  Title:
                        ---------------------

UNITED OF OMAHA LIFE INSURANCE COMPANY



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


MUTUAL OF OMAHA INSURANCE COMPANY



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


COMPANION LIFE INSURANCE COMPANY



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


UNITED WORLD LIFE INSURANCE COMPANY



By:
   ---------------------------------
Name:
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Title:
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FIRST COLONY LIFE INSURANCE COMPANY



By:
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                                       G-6

                                     ANNEX 1
                                     -------


                  7.6 Dividends and Other Restricted Payments; Restricted Investments. The Company will not directly or indirectly (i) declare or pay any dividend, or make any distribution, on the Company's shares of any class, other than dividends or distributions payable in common shares of the Company, or (ii) make any other Restricted Payment, and the Company will not make and will not permit any Restricted Subsidiary to make any Restricted Investment, unless, on the date of declaration in the case of any proposed dividend and on the date of payment or distribution in the case of any proposed Restricted Payment (including any dividend) or Restricted Investment (the "Computation Date"), and after giving effect thereto,

                  (a) the aggregate amount of all Restricted Payments made during the period (taken as one accounting period) commencing on January 1, 1991 and ending on and including the Computation Date (the "Computation Period"), and of all Restricted Investments made during the Computation Period and outstanding on the Computation Date, shall not exceed an amount equal to the sum of

                           (i) $45,000,000 plus 85% of the amount of the FASB
                  106 Adjustment, plus

                           (ii) 85% of the aggregate amount of Consolidated Net
                  Income for each full fiscal year in the Computation Period for which Consolidated Net Income is positive, minus

                           (iii) 100% of the aggregate amount of Consolidated
                  Net Income for each full fiscal year in the Computation Period for which there is a deficit,

         plus 85% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for any period in the Computation Period not included in Clause
         (ii) or (iii) above;

                  (b) no Event of Default or Default shall have occurred and be continuing; and

                  (c) the Company shall be entitled to incur at least $1 of additional Debt under Section 7.4(d).



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The Company will not declare any dividend (other than dividends payable solely in shares of its common stock) on any shares of any class of its stock which is payable more than 90 days after the date of declaration thereof. For purposes of this Section 7.6, Investments owned by any Person or for which it is obligated at the time it becomes a Restricted Subsidiary shall be deemed to be made at the time such Person becomes a Restricted Subsidiary.

                  Notwithstanding any other provision of this Section 7.6 to the contrary, the Company may, at any time or from time to time, reacquire up to an aggregate amount of $15,000,000 of shares of its common stock in transactions qualifying as distributions under Section 303 of the Code if but only if (i) such acquisitions are at prices not exceeding the fair market value of the shares so acquired, in each case as determined in good faith by a resolution of the Board, and (ii) no Event of Default or Default shall have occurred and be continuing. The amount of said dividends shall not be subject to the limitations of this Section 7.6 or included in any future computations pursuant to this
Section 7.6.




                                    Annex 1-2

                                     ANNEX 2


                  7.7. Sales and Leasebacks. The Company will not and will not permit any Restricted Subsidiary to, as part of the same transaction or series of related transactions, sell or otherwise transfer to any Person or Persons any item or items of property, whether now owned or hereafter acquired, having a book value in any one case or in the aggregate for all such property so transferred from and including the date hereof through the date of such transfer of more than fifteen percent (15%) of Net Worth if the Company or such Restricted Subsidiary shall then or thereafter, as part of the same transaction or series of related transactions, rent or lease as lessee, or similarly acquire the right to possession or use of such property, or one or more properties which it intends to use for the same purpose or purposes as such property.




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



                                     ANNEX 3


                  7.12. Purchase of Notes Upon Change of Control. At least 15 Business Days (or, in the case of any transaction permitted by Section 7.10 or 7.11 resulting in a Change of Control, at least 45 days) and not more than 90 days prior to the occurrence of any Change of Control, the Company shall give written notice thereof to each holder of an outstanding Note in the manner and to the address specified for notices pursuant to this Section 7.12 for such holder in Schedule I or as otherwise specified by such holder in writing to the Company. Such notice shall contain (i) an offer by the Company to purchase, on the date of such Change of Control or, if such notice shall be delivered less than 35 days prior to the date of such Change of Control, on the date 35 days after the date of such notice (the "Purchase Date"), all Notes held by each such holder at a price equal to 100% of the principal amount thereof, together with interest accrued thereon to the Purchase Date, (ii) the estimated respective amounts of accrued interest payable to such holder in respect of such purchase, showing in each case in reasonable detail the calculation thereof and (iii) the Company's estimate of the date on which such Change of Control shall occur. Said offer shall be deemed to lapse as to any such holder which has not replied affirmatively thereto in writing within 35 days of the giving of such notice. As soon as practicable (and in any event at least 24 hours) prior to such Change of Control, the Company shall give written confirmation of the date thereof to each such holder which has affirmatively replied to the notice given pursuant to the first sentence of this Section 7.12. In the event that the Company shall purchase any Notes pursuant to this Section 7.12, the same shall thereafter be canceled and not reissued and shall not be deemed "outstanding" for any purpose of this Agreement.

                  For the purposes of this Section 7.12, a "Change of Control" shall be deemed to occur if any New Owner shall acquire beneficial ownership of shares in the Company having Voting Rights pertaining thereto which would allow such New Owner to elect more members of the Board than could be elected by the exercise of all Voting Rights pertaining to shares in the Company then owned beneficially by the Norris Family. As used in this Section 7.12:

                  (i) "Voting Rights" pertaining to shares of a corporation means the rights to cast votes for the election of directors of such corporation in ordinary circumstances (without consideration of voting rights which exist only in the event of contingencies).

                  (ii) "Norris Family" means all persons who are lineal descendants of D.W. Norris (by birth or adoption), all spouses of such descendants, all estates of such descendants or spouses which are in the course of administration, all trusts for the benefit of such descendants or spouses, and all corporations or other entities in which, directly or indirectly, such descendants or spouses (either alone or in conjunction with other such descendants or spouses) have the right, whether by ownership of stock or other equity interests or otherwise, to direct the management and policies of such corporations or other entities (each such person, spouse, estate, trust, corporation or entity being referred to herein as a "member" of the Norris Family). In addition, so long as any employee stock


                                    Annex 3-1
         ownership plan exercises its Voting Rights in the same manner as members of the Norris Family (exclusive of employee stock ownership plans) who have a majority of the Voting Rights exercised by all such members of the Norris Family, such employee stock ownership plan shall be deemed a member of the Norris Family.

                  (iii) "New Owner" means any person (other than a member of the Norris Family), or any syndicate or group of persons (exclusive of all members of the Norris Family) which would be deemed a "person" for the purposes of Section 13(d) of the Exchange Act, who directly or indirectly acquires shares in the Company.

Notwithstanding anything in this Section 7.12 to the contrary, if an Event of Default exists following a Change of Control and the Notes are accelerated pursuant to the provisions of Section 9.1, the holders of the Notes shall be entitled to receive the Special Premium relating to such accelerated amount as provided in Section 9.1.



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



                                     ANNEX 4


                  "Net Worth" shall mean, as of any date of determination thereof, the total stockholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis, provided that (i) Net Worth shall be increased by the amount of the FASB 106 Adjustment and (ii) if the portion of total stockholders' equity attributable to Unrestricted Subsidiaries exceeds 15% of total stockholders' equity, Net Worth shall be reduced by the amount of such excess.




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


                                     ANNEX 5


                  "FASB 106 Adjustment" shall mean the after-tax charge in fiscal year 1993 to net income of the Company and its Restricted Subsidiaries on a consolidated basis upon adoption of Financial Accounting Standards Board Statement No. 106.



                                    Annex 5-1